                                                           Rule 497(e)
                                                           File Nos.
                                                           33-90208
                                                           811-08993

                                 PROSPECTUS
         ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
         INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                  ISSUED BY
                   ACACIA NATIONAL LIFE INSURANCE COMPANY
                 51 LOUISIANA AVENUE, N.W.,  WASHINGTON, DC
                         TELEPHONE:  (202) 628-4506

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.


         The flexible premium variable life insurance policy ("Policy") offered by Acacia National Life Insurance Company ("ANLIC") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits, together with the opportunity to allocate net premiums among investment alternatives with different investment objectives. An Owner may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy.

         The Policy provides for a death benefit payable at the Insured's death. If net premiums are allocated to Acacia National Variable Life Insurance Separate Account I ("Variable Account"), the amount of the death benefit may, and the Policy Account Value will, reflect the investment experience of the chosen Sub-accounts of the Variable Account, as well as the frequency and amount of premiums, any partial surrenders, any loans, and the charges assessed in connection with the Policy. The proceeds paid to the Policy beneficiary will be reduced by any outstanding indebtedness and any due and unpaid charges. The Policy will remain in force so long as the Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy. The Owner bears the entire investment risk for all amounts allocated to the Variable Account; no minimum Policy Account Value is guaranteed.

         After the Free Look Period, the Owner may allocate net premiums to one or more of the Sub-accounts of the Variable Account or to the General Account. Each Sub-account of the Variable Account will invest solely in a corresponding series ("Portfolio") of various mutual funds ("Funds"). The accompanying prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios.

         The Policy Account Value will reflect the monthly deductions and certain other fees and charges such as the Mortality and Expense Risk Charge. Also, a surrender charge may be imposed if, during the first 9 Policy Years or within 9 years after a Face Amount increase, the Policy lapses, is surrendered or if the Owner effects a partial surrender. Generally, during the first five Policy Years, the Policy will remain in force as long as the Benchmark Premium is paid or the Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy. After the fifth Policy Year, whether the Policy remains in force may depend upon whether the Cash Surrender Value is sufficient to pay the monthly charges under the Policy or whether the Guaranteed Death Benefit Premium ("GDBP") has been paid.

         It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional protection if
the purchaser already owns life insurance.   An ANLIC representative will be
able to explain the risks or disadvantages of replacement of life insurance.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE PORTFOLIOS.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.





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
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Policy Summary Description  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Allocation of Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         The Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Change in Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Policy Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Free Look Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Charges Associated with the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Grace Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Policy Lapse and Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Loan Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Surrender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Tax Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Illustrations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Acacia National and the Variable Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Acacia National Life Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         The Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
The Portfolios  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         The Alger American Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Acacia Capital Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Dreyfus Stock Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Neuberger & Berman Advisers Management Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Oppenheimer Variable Account Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Strong Variable Insurance Funds, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Strong Discovery Fund II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Van Eck Worldwide Hard Assets Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Resolving Material Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Addition, Deletion, or Substitution of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Policy Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Applicable Percentage Table  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Payment of Policy Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Payment and Allocation of Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Policy Issue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Allocation of Premiums and Policy Account Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Policy Lapse and Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Charges and Deductions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Partial Surrender Charge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Premium Expense Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Policy Account Value Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Investment Advisory Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Portfolio Annual Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Reduction of Charges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Policy Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Loan Privileges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Surrender Privileges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Partial Surrender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Examination of the Policy Privilege (Free Look) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30





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

General Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         General Description  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         The Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         General Account Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         General Account Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
General Policy Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Postponement of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Suicide  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Incontestability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Change of Owner or Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Collateral Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Misstatement of Age or Sex . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Reports and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Optional Insurance Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
Federal Tax Considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Introduction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Tax Status of the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Treatment of Policy Benefits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Special Rules for Pension and Profit Sharing Plans . . . . . . . . . . . . . . . . . . . . . . . .  36
         Possible Charge for ANLIC's Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Policies Issued in Conjunction with Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . .  37
Legal Developments Regarding Unisex Actuarial Tables  . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Officers and Directors of ANLIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
Distribution of the Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Policy Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
State Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
Additional Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40

Appendix A - Illustrations
Appendix B - Automatic Rebalancing and Dollar Cost Averaging Programs Financial Statements

                                  DEFINITIONS

   Age -- The age at the Insured's last birthday.

   Attained Age -- The age of the Insured on the last Policy Anniversary.

   Benchmark Premium -- A monthly premium listed in the Policy for the original face amount and any increase made during the first sixty months that the Policy is in force. During the first sixty months that the Policy is in force, the Policy is guaranteed not to lapse provided the sum of the premiums paid equals or exceeds the sum of the scheduled Benchmark Premiums since the Policy date and any Increase date. Electing to have the Benchmark Premium feature will reduce premium flexibility.

   Beneficiary -- The Beneficiary is designated by the Owner in the application. If changed, the Beneficiary is as shown in the latest change filed with ANLIC. If no Beneficiary survives the Insured, the Owner or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

   Cash Surrender Value -- The Policy Account Value minus any applicable surrender charges, minus any outstanding indebtedness and due charges.

   Due Proof of Death -- One of the following:

         (a)  A copy of a certified death certificate.

         (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

         (c)  A written statement by a medical doctor who attended the insured.

         (d)  Any other proof satisfactory to ANLIC.

   Face Amount -- The minimum death benefit payable under the Policy so long as the Policy remains in force. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

  Fixed Benefit Policy - For any increase in face amount, the Owner may request a conversion of the amount of increase to a Fixed Benefit Policy.

  Free Look Period -- The period of time in which the Owner may cancel the Policy and receive a refund of the total premiums paid. The Owner may cancel the Policy within 20 days of receipt of the Policy and free look notice, or 45 days after completion of Part 1 of the application, whichever is later. This provision also applies in the event of an increase in coverage.

   General Account -- The assets of ANLIC other than those allocated to the Variable Account or any other separate account.

   Grace Period -- The 62 days allowed from the mailing of the notice of the start of the Grace Period until the date the policy will Lapse for non payment of premium.

   Guaranteed Death Benefit Premium ("GDBP") -- An annual premium listed in the Policy, based on the Insured's age, sex, rate class and amount of insurance coverage at the time of issue. Provided GDBP is paid and the Owner does not elect to take any loans or partial surrenders, the Policy is guaranteed not to lapse before the Insured's age 65 or for ten years from the effective date of coverage, whichever is later.

   Indebtedness -- The sum of all unpaid Policy loans and accrued interest on loans.

   Insured -- The person upon whose life the Policy is issued.

   Loan Value -- The maximum amount that may be borrowed under the Policy. The loan value equals 90% of the Policy's Cash Surrender Value.

   Maturity Date -- The Insured's 95th birthday, if living.

   Monthly Anniversary -- The same date in each succeeding month as the Policy Date. For purposes of the Variable Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date.

   Owner --  The Policy Owner as defined below.

   Planned Periodic Premium -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

   Policy -- The Flexible Premium Variable Life Insurance Policy offered by ANLIC and described in this Prospectus.

   Policy Account Value -- The sum of the Policy's values in the Sub-accounts and the General Account.

   Policy Date -- The date set forth in the Policy that is used to determine Policy years and Policy months. Policy anniversaries are measured from the Policy Date.

   Policy Month -- A month beginning on the Monthly Anniversary.

   Policyowner ("Owner") -- The person so designated in the Application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

   Portfolio -- A separate investment portfolio of a mutual fund in which the Variable Account assets are invested.

   Premium Expense Charge - A charge to cover all Premium Taxes imposed by the states and any subdivision thereof.

   Service Office - The office where Policy administration is done, whether at ANLIC or at the offices of a third party administrator, as designated by ANLIC in writing. The Service Office address is Acacia National Life Insurance Company, P.O. Box 79574, Baltimore, Maryland 21279-0574.

   Sub-account -- A sub-division of the Variable Account. Each Sub-account invests exclusively in the shares of a specified Portfolio of a Fund.

   Surrender Charge -- The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first 9 years that the original Policy coverage is effective and during the first 9 years from the effective
date of an increase.   The Surrender Charge is shown in the Policy.

   Target Premium -- An annual premium amount based on the Insured's age, sex and risk class that is used to calculate surrender charges and agent compensation.

   Valuation Date -- Each regular business day that ANLIC and the New York Stock Exchange are open for business, excluding holidays, and any other day in which there is sufficient trading in the Fund's portfolio securities to materially affect the value of the assets in the Variable Account.

   Valuation Period -- The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business on the next succeeding Valuation Date.

   Variable Account -- Acacia National Variable Life Insurance Separate Account I, a separate investment account established by ANLIC to receive and invest the net premiums paid under the Policy.

                           POLICY SUMMARY DESCRIPTION

         This is a brief analysis of the Policy provisions and how they relate to your rights and benefits. Complete details are contained elsewhere in the Prospectus and should be read carefully in conjunction with this summary information.

THE CONTRACT

         The Policy offered by this Prospectus is issued by ANLIC. The Policy allows for a flexible premium schedule. Payments may be made with varied amounts and frequency within stated limitations. While the Policy is in force, ANLIC will provide:

         1) Death Benefit protection to the Maturity Date;
         2) Surrender and loan value upon request;
         3) Additional insurance benefits that you elect.

         The primary purpose of the Policy is to provide life insurance protection in the event of the Insured's death. It is not offered primarily as an investment accumulation vehicle. The Owner should consider the need for life insurance protection with respect to the Insured and compare such advantages with the purchase of other investment accumulation products. Also, the Owner should ask ANLIC's representative if changing or adding to current coverage is advantageous. Generally, replacement of existing life insurance is not advantageous.


PREMIUMS

         Despite the ability of the Owner to vary the timing and amount of premium payments for the Policy, there are regular monthly charges that must be funded for the Policy to continue in force. The Owner may choose to pay a lump sum premium deposit or to regularly deposit premium payments to cover expenses associated with the Policy. There is a stated maximum amount of premium which may be paid for the Policy to assure that it will qualify as life insurance under the Internal Revenue Code. Any premium paid above the maximum premium limitation will be refunded. To help the Owner determine the amount of premium needed to fund the current costs associated with the Policy, the Policy has a stated Planned Periodic Premium schedule. The Owner may elect to pay at a minimum the scheduled Benchmark Premiums and if that is done, then the Policy is guaranteed not to lapse during the first sixty months. Similarly, if the Owner pays the Guaranteed Death Benefit Premium ("GDBP"), the Policy is guaranteed not to lapse before the Insured's age 65 or for ten years from the effective date of coverage whichever is later. The GDBP will not apply in the event the Owner elects to take a Policy loan or partial surrender. Otherwise, the value available to fund the Policy expenses will be a factor of the amount of premium paid and whether premium is allocated to the General Account, which has minimum guaranteed value, or to the Variable Account, where the value varies with investment experience.

         Provided the Benchmark Premiums or GDBP has not been paid during their guarantee periods, the Policy will lapse when the Cash Surrender Value is insufficient to pay the next monthly deduction and no payments are received during the sixty-two day Grace Period. ANLIC will send a notice to the Owner at the start of the Grace Period with instructions as to the amount of premium that must be paid to keep the Policy in force. Each year the Owner will receive a report showing the Policy's value, premiums received and monthly charges during the past year.


ALLOCATION OF PREMIUM PAYMENTS

         A Premium Expense Charge is taken from each paid premium to cover the cost for an amount ANLIC considers necessary to pay all premium taxes imposed by the states and any subdivisions thereof. The premium net of the Premium Expense Charge, may be allocated to either the General Account or the Variable Account, or a combination of these accounts. If you allocate net premiums to the Variable Account, then you must allocate them among one or more Sub-accounts of the Variable Account. Each Sub-account invests its assets in a Portfolio of a registered, open end investment management company (" Fund" ). Each Portfolio is a separate investment series with its own stated investment strategies and objectives.

         Currently there are nineteen Sub-accounts available for the Policy which invest in corresponding Fund Portfolios.

PORTFOLIO NAME                                                                                CATEGORY
Alger American Growth Portfolio                                                               Large Cap Growth
Alger American MidCap Growth Portfolio                                                        Mid Cap Growth
Alger American Small  Capitalization Portfolio                                                Small Cap Growth
Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio                Cash-Money Market
Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio            Strategic Growth
Acacia Capital Corporation Calvert Responsibly Invested Capital Accumulation Portfolio        Managed Growth
Acacia Capital Corporation Calvert Responsibly Invested Global Equity Portfolio               Global Equity
Acacia Capital Corporation Calvert Responsibly Invested Balanced Portfolio                    Balanced Growth
Dreyfus Stock Index Fund                                                                      S & P 500 Index
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio                  Limited Bond
Neuberger & Berman Advisers Management Trust Growth Portfolio                                 Long Term Value
Oppenheimer Capital Appreciation Fund                                                         Long Term Growth
Oppenheimer Growth Fund                                                                       Strategic Growth
Oppenheimer Growth & Income Fund                                                              Established Growth & Income
Oppenheimer High Income Fund                                                                  High Income
Oppenheimer Strategic Bond Fund                                                               Strategic Bond
Strong International Stock Fund II                                                            International Growth
Strong Discovery Fund II                                                                      Aggressive Growth
Van Eck Worldwide Hard Assets Fund                                                            Aggressive Global


THE DEATH BENEFITS

         ANLIC will pay to the Beneficiary the death benefits after receipt of due proof that the Insured died prior to the Maturity Date while the Policy was in force. If the Insured is living on the Maturity Date, ANLIC will pay the Owner the Policy's Cash Surrender Value and the Policy will terminate. The amount of death benefits ANLIC will pay depends on which death benefit option is in effect on the date of death.

         Under Type A Option, the death benefit equals the face amount of coverage. Under the Type B Option, the death benefit equals the face amount plus the Policy Account Value. Indebtedness is deducted from any amount payable. Under both death benefit options, the death benefits will be increased if the Policy Account Value, when multiplied by a specific percentage as stated in the Policy, is greater than the amount selected under Option A or B (See, Death Benefits).

CHANGE IN DEATH BENEFITS

         After the first Policy year, the Policy allows the Owner to adjust the death benefit by changing the death benefit option or by increasing or decreasing face amount (See, Death Benefits). The minimum amount of an increase in coverage is $25,000 and is subject to proof of continued insurability. Any decrease in face amount of coverage must be at least $25,000 and may not result in a death benefit amount below the $25,000 minimum required by ANLIC as stated in the Policy. Changes in death benefit amounts will result in different charges for the Policy. Any increase in death benefit will result in higher monthly deductions for the Policy and will increase surrender charges. For any decrease in death benefits, Surrender Charges will remain unchanged for the Policy until the time of lapse or surrender. A decrease will also affect the cost of insurance charges.


POLICY ACCOUNT VALUE

         The Policy Account Value is the total value held in both the Variable Account and the General Account without any deduction for Indebtedness.

         The Policy Account Value in the Variable Account is the sum total of all values held in the Sub-accounts. This value reflects the investment performance of the Sub-accounts, net premiums paid, transfers, and partial surrenders. The Owner bears the entire investment risk for amounts allocated to the Variable Account and consequently there is no guaranteed minimum amount of value for premiums allocated to the Sub-accounts.

         The General Account Value earns a minimum 4.5% of interest. Interest credited to net premiums in the General Account will be declared by ANLIC in advance and will vary from year to year in the complete discretion of ANLIC. Interest rates will also vary depending on Policy indebtedness (See, Loan Privileges). The General Account Value will reflect net premiums allocated or transferred to it, plus credited interest, less any amounts transferred or withdrawn (See, General Account).


FREE LOOK PERIOD

         The Free Look Period allows the Owner to review the Policy and to reject it if, for any reason, the Policy is not satisfactory. The Free Look Period lasts until twenty days after the Owner receives the Policy or 45 days after completion of Part I of the application, if later. The Free Look Period also applies after an increase in Face Amount [See, Examination of the Policy Privilege (Free Look)]. If exercised, the Policy will be considered void from the beginning and all premiums paid will be refunded.

         During the first fifteen days measured from the Policy Date, the net premium allocated to Sub-accounts of the Variable Account will be automatically allocated to the Sub-account that invests exclusively in the Calvert Responsibly Invested Money Market Portfolio. Upon expiration of the fifteen days, net premiums will be allocated in accordance with instructions in the application. The Owner may change future allocations of premiums by notifying ANLIC in writing. The Free Look Period also applies to the amount of any increase in coverage.


TRANSFERS

         The Owner may transfer amounts from the General Account to the Sub-accounts. The minimum amount that may be transferred is $100. The maximum amount allowed in any one Policy year is 25% of the General Account Value as of the last Policy Anniversary Date. During the first Policy year, the maximum amount is 25% of the General Account Value on the date of the request.

         Unlimited transfers are allowed from the Variable Account to the General Account or between Sub-accounts. The Owner may also choose an automatic transfer option called The Automatic Rebalancing Program or dollar cost averaging under the Dollar Cost Averaging Program (See, Automatic Rebalancing and Dollar Cost Averaging).

CHARGES ASSOCIATED WITH THE POLICY

Premium Expense Charge - A deduction for certain charges will be made from each premium payment. A charge of 2.25% of each premium will be deducted to compensate ANLIC for expenses associated with state premium taxes for the Policy.

Policy Account Value Charges - The Policy Account Value will be reduced by a monthly deduction equal to the sum of the cost of insurance charge, the cost of any optional insurance benefits added by rider, and a monthly administrative charge equal to $27 per month for the first Policy year and $8 each month thereafter. The monthly deduction will be made on the Monthly Anniversary of the Policy Date and may vary in amount from month to month. The cost of insurance charge will vary based upon a number of factors, including the amount of insurance applied for, the age, the issue age and the rate class of the Insured.

Surrender Charge - A surrender charge is imposed if the Policy is surrendered or lapses any time before it has been in force for ten years. The surrender charge is equal to the product of the surrender charge factor as stated in the Policy times the Target Premium for the original Policy face amount or an increase. The maximum surrender charge is 30% of premiums paid up to Target Premium as stated in the Policy (See, Surrender Privileges).

Partial Surrender Charge - During the surrender charge period for the Policy and any increase in Policy amount, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater.

Charges against the Variable Account - A charge not to exceed an annual rate of .90% of the average daily net assets of the Sub-accounts will be imposed for ANLIC's assumption of certain mortality and expense risks assumed in connection with the Policy. This charge will be reduced after the fifteenth Policy year (See, Mortality and Expense Risk Charge).

         No charges are currently made against the Variable Account for federal or state income taxes. Should ANLIC determine that such taxes may lawfully be imposed, ANLIC may make deductions from the Variable Account to pay for these taxes (See, Federal Tax Considerations).

         In addition, because the Variable Account purchases shares of the Portfolios, the value of the net assets in the Sub-accounts will reflect the investment advisory or other expenses of the Portfolios.

GRACE PERIOD

         The period of time allowed from the mailing of the notice that premium is past due until the date the Policy will Lapse for non payment of Premium. The Grace Period will be 62 days from the date a notice of the start of the Grace Period is mailed. The Grace Period will start on any Monthly Anniversary date when the Cash Surrender Value is not large enough to cover the next monthly Premium deduction unless the sum of Benchmark Premiums or the GDBP has been paid under conditions as stated below. On or about the first business day of the Grace Period a notice of commencement of the Grace Period will be mailed to the Owner at the mailing address on file with ANLIC.

         If a premium large enough to cover past due Policy charges and the next two monthly deductions is not paid by the end of the 62 day Grace Period, the Policy will Lapse. The Policy will terminate without value. Partial premium payments made during the Grace Period will be refunded. If the Insured dies during the Grace Period, any past due monthly deductions will be deducted from the Death Benefit.


POLICY LAPSE AND REINSTATEMENT

         During the first five years, the Policy will lapse if the sum of the scheduled Benchmark Premiums or GDBP has not been paid and the Cash Surrender Value is insufficient to cover the monthly deductions, provided no premium is received during the Grace Period. After the first five years, provided the GDBP has not been paid, the Policy will lapse at the end of the grace period when no premium has been received and the Cash Surrender Value is insufficient to cover the next monthly deduction (See, Payment and Allocation of Premiums - Policy Lapse and Reinstatement). The Owner may pay the GDBP for the Policy so that the Policy will not lapse prior to the Insured's age 65 or for ten years from the effective date of coverage whichever is later. The GDBP will not apply in the event the Owner elects to take a Policy loan or partial surrender (See, Policy Rights - Loan Privileges and Surrender Privileges).

         Subject to certain conditions, including evidence of continued insurability satisfactory to ANLIC and payment of the required premium, the Policy may be reinstated at any time within five years from the date of lapse but prior to the stated Maturity Date (See, Payment and Allocation of Premiums
- Policy Lapse and Reinstatement).


LOAN PRIVILEGE

         The Owner may obtain Policy loans at any time the Policy has loan value. The minimum loan request ANLIC allows is $1,000. The loan value of the Policy equals 90% of the Cash Surrender Value. There is an interest rate of 6.45% per year charged for loans when the Policy Account Value is less than the cumulative premiums paid. Otherwise, after the fifth Policy year the loan rate charged will be 4.5% per year for the amount of the loan that equals or is less than the amount that the Policy Account Value exceeds cumulative premiums paid. The interest is due and payable at the end of each Policy Month. Loans and interest may be repaid at any time prior to the Maturity Date. Loans may be taxable transactions.

         The Owner may allocate a Policy loan among the General Account and the Sub-accounts. Unless you direct otherwise, loans will first be taken from the General Account. When loan values are taken from the Variable Account, the value equal to the portion of the Policy loan plus the projected interest until the next Policy anniversary will be transferred from the designated Sub-accounts to the General Account and credited with interest at a rate of 4.5% per year. Value from the General Account may be transferred to the Sub-accounts upon repayment of the loan (See, Loan Privileges).


SURRENDER

         The Owner may totally surrender the Policy at any time for its Cash Surrender Value. Subject to certain conditions, the Owner may also partially surrender the Policy prior to the Maturity Date (See, Surrender Privileges). There will be a charge imposed for surrenders as reflected in the Cash Surrender Value. There is also a charge for partial surrenders. If Death Benefit Option A is in effect, partial surrenders will reduce the Policy's face amount by 100% of the amount of the partial surrender request. For Death Benefit Option B, there will be no reduction in face amount. (See, Death Benefits). Surrenders may be taxable transactions (See, Federal Tax Considerations). Payment of amounts from the General Account upon surrender and refund of premium may be delayed under certain circumstances (See, Postponement of Payments).


TAX TREATMENT

         ANLIC believes (based upon Notice 88-128 and the proposed Regulations under Section 7702, issued on July 5, 1991) that a Policy issued on a Standard Rate class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a Table Rating (i.e., substandard) basis, there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued on a Table Rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.

         Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excluded from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds (See, Tax Status of the Policy).

         Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax (See, Treatment of Policy Benefits).

         If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions.

Finally, neither distributions nor loans from a Policy that is not a Modified Endowment are subject to the 10% penalty tax (See, Distributions from Policies Not Classified as Modified Endowment Contracts).


ILLUSTRATIONS

         Illustrations of how investment performance of the Sub-accounts may cause Death Benefits, the Policy Account Value and the Cash Surrender Value to vary are included in Appendix A. Illustrations in this Prospectus or used in connection with the purchase of the Policy are based on hypothetical investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance.
Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated.


                    ACACIA NATIONAL AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY

          ANLIC is a stock life insurance company incorporated in the Commonwealth of Virginia on December 9, 1974. ANLIC is principally engaged in offering life insurance policies and annuity contracts. ANLIC is admitted to do business in 46 states and the District of Columbia and has applications pending in other states. The Company is one of the members of "The Acacia Group(R)" of Companies.

         Acacia Mutual Life Insurance Company ("Acacia Mutual") owns all the outstanding stock of ANLIC. The principal offices of both ANLIC and Acacia Mutual are at 51 Louisiana Avenue, N.W., Washington, D.C. 20001. Acacia Mutual is a mutual life insurance company chartered by a Special Act of Congress in 1869 and is subject to the laws of the District of Columbia. It is the only life insurance company operating today under a Federal Charter. Acacia Mutual is licensed in 45 states and in the District of Columbia and offers a complete line of life insurance products. While ANLIC is a wholly-owned subsidiary of Acacia Mutual, the assets of Acacia Mutual do not support the obligations of ANLIC under the Policy.

        Acacia Mutual is undergoing a restructuring into a mutual insurance holding company pursuant to the laws of the District of Columbia. The purpose of the restructuring is to provide Acacia Mutual with the optimal corporate structure in which to conduct business. The "mutual holding company" structure has only recently become available under District of Columbia law. A tentative effective date of July 1, 1997 is targeted. However, effectiveness of the reorganization is subject to a number of conditions including policyowner approval and approval by the Superintendent of Insurance for the District of Columbia. Acacia Mutual will form a mutual insurance holding company to be named Acacia Mutual Holding Company ("AMHC") and Acacia Mutual will continue its corporate existence as a stock life insurance company under the name Acacia Life Insurance Company ("Acacia Life"). In addition, AMHC will transfer the shares of capital stock of Acacia Life to a holding company to be named Acacia Financial Group, Ltd. ("Acacia Group"). Under this structure the Acacia Group will be an intermediate holding company. The terms of the plan provide that AMHC will at all times retain ownership and control of a majority of the outstanding voting shares of the capital stock of the Acacia Group and directly or indirectly retain ownership and control of a majority of the outstanding voting shares of Acacia Life. Acacia Life Insurance Company will continue to own all the outstanding voting stock of ANLIC.

         The restructuring will not in any way change the benefits, guarantees or other policy obligations of ANLIC to its Owners.


         A number of the directors and officers of ANLIC are also either directors or officers or both of Acacia Mutual and will continue to be so after the restructuring. Acacia Mutual's employees perform certain administrative functions for ANLIC for which Acacia Mutual is reimbursed.

         Acacia Mutual also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of The Advisors Group, Inc and of the Calvert Group, Ltd. ("Calvert"), which in turn owns Calvert Asset Management Company, Inc. ("CAM"). CAM is the investment adviser of Acacia Capital Corporation, one of the Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the

Policies described in this Prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.


THE VARIABLE ACCOUNT

         Acacia National Variable Life Insurance Separate Account I ("Variable Account") was established by ANLIC as a separate account on January 31, 1995. The Variable Account will receive and invest the net premiums paid under this Policy. Net premiums placed in the Variable Account constitute certain reserves for benefits payable under the Policies, and these are actuarial reserves for future benefits payable under the Policies. In addition, the Variable Account may receive and invest net premiums for other flexible premium variable life insurance policies issued by ANLIC.

         Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct. The assets of the Variable Account shall, however, be available to cover the liabilities of the General Account of ANLIC to the extent that the Variable Account's assets exceed its liabilities arising under the Policies supported by it. Thus while Owners neither hold legal title to, nor have any beneficial ownership interest in Separate Account assets, because the assets are legally segregated from other assets of ANLIC subject to the claims of creditor, Owners have preferential rights to the ANLIC Variable Account assets.

         The Variable Account is currently divided into nineteen Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.

         The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the Commission.


                                 THE PORTFOLIOS

         THE INVESTMENT OBJECTIVES OF EACH OF THE PORTFOLIOS ARE SUMMARIZED BELOW. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF THE RISKS MAY BE FOUND IN THE PROSPECTUS FOR EACH OF THE PORTFOLIOS WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. IN ADDITION, THE VARIABLE ACCOUNT PURCHASES SHARES OF EACH PORTFOLIO SUBJECT TO THE TERMS PARTICIPATION AGREEMENTS BETWEEN ANLIC AND THE FUNDS. A COPY OF THE AGREEMENTS HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT FOR THE VARIABLE ACCOUNT. EACH OF THE FUNDS HAS OR MAY HAVE ADDITIONAL PORTFOLIOS THAT ARE NOT AVAILABLE TO THE VARIABLE ACCOUNT.


THE ALGER AMERICAN FUND

         The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The Large Cap Growth Sub-account, the
Mid Cap Growth Sub-account and the Small Cap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively of the Alger American Fund.

         The Alger American Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.
This amount may be higher than that maintained by other funds with similar investment objectives.

         The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

         The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, maybe older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization" within the range of companies included in the Russell 2000 Growth Index, updated quarterly. The Russell 2000 Growth Index is designed to track the performance of small capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.


         Alger Management, Inc. serves as investment manager to the Alger American Fund.


ACACIA CAPITAL CORPORATION

        The Variable Account has five Sub-accounts that invest exclusively in shares of Acacia Capital Corporation. The Money Market Sub-account, Strategic Growth, the Managed Growth, Global Equity and the Balanced Growth Sub-account of the Variable Account invest in shares of the Calvert Responsibly Invested Money Market Portfolio, the Calvert Responsibly Invested Strategic Growth Portfolio, Calvert Responsibly Invested Capital Accumulation Portfolio, Calvert Responsibly Invested Global Equity Portfolio, and the Calvert Responsibly Invested Balanced Portfolio, respectively, of Acacia Capital Corporation. Acacia Capital Corporation is one of eight registered investment companies in the Calvert Group, Ltd. Funds ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Mutual. Acacia National Life Insurance Company, which is offering the Flexible Premium Variable Life Insurance Policy is also a wholly owned subsidiary of Acacia Mutual Life Insurance Company. The Fund has a number of Portfolios or classes of shares, each of which represents an interest in a Portfolio of the Fund. Calvert Group, Ltd. is the sponsor of the Fund.

         These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen).

         The Calvert Responsibly Invested Money Market Portfolio ("CRI Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CRI Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.

         Calvert Responsibly Invested Strategic Growth Portfolio ("CRI Strategic Growth") seeks, with a concern for social impact, maximum long-term growth through investments primarily in the equity securities of companies that have little or no debt, high relative strength and substantial management ownership. The Portfolio considers issuers of all sizes, industries, and geographic markets, and does not seek interest income or dividends.

         CRI Strategic Growth may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade and non-investment grade obligations. The latter are commonly referred to as "junk bonds." Investments in such securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         Calvert Responsibly Invested Capital Accumulation Portfolio ("CRI Capital Accumulation")seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth.

         CRI Capital Accumulation Portfolio may also invest in debt securities and may invest up to 5% of its assets in non-investment grade securities and up to 25% of its assets in foreign securities. Investments in such securities involve special risks and Policy Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         Calvert Responsibly Invested Global Equity Portfolio ("CRI Global") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.

         Under normal circumstances, CRI Global will invest at least 65% of its assets in the securities of issuers in no less than three countries, one of which may be the USA. CRI Global may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds. Investments in such securities involve special risks and Policy Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         Calvert Responsibly Invested Balanced Growth Portfolio ("CRI Balanced Growth") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.

         CRI Balanced Growth may invest up to 20% of its assets in non-investment grade obligations commonly referred to as "junk bonds." Investments in such securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Acacia Capital Corporation Portfolios. CAM is a wholly owned subsidiary of Calvert which is in turn an indirect wholly owned subsidiary of Acacia

Mutual. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, has been retained by Calvert Responsibly Invested Strategic Growth Portfolio to provide administrative services and is entitled to receive a fee from each of the Portfolios of a percentage of net assets per year.

         On behalf of CRI Global, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glascow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly-owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CRI Global, although the Advisor may manage part of CRI Global's cash reserves required for liquidity purposes.

         On behalf of CRI Balanced Growth, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CRI Strategic Growth, CAM has entered into a subadvisory agreement with Portfolio Advisory Services, Inc. of California. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.


DREYFUS STOCK INDEX FUND

         The Variable Account has one Sub-account that invests exclusively in shares of the Dreyfus Stock Index Fund.

         The S & P 500 Index Sub-account of the Variable Account invests in a Portfolio of the Dreyfus Stock Index Fund.

         Dreyfus Stock Index Fund has as an investment objective to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 composite Price Index which is composed of 100 selected common
stocks, most of which are listed on the New York Stock Exchange.   Standard &
Poor's Corporation chooses the stocks to be included in the Index solely on a statistical basis. The Portfolio attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Portfolio's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment. The Portfolio uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Portfolio involves risks similar to those of investing in common stocks.

         The Fund investment manager is Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

         The Variable Account has two Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("Neuberger & Berman").

         The Limited Bond and Long Term Value Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Growth Portfolio, respectively, of Neuberger & Berman.

         The Neuberger & Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger & Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.

         The Neuberger & Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to-intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. Neuberger &

Berman Limited Maturity Bond Investments may invest up to 5% of its net assets in municipal securities when the Portfolio Manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.

         The Neuberger & Berman Growth Portfolio seeks capital appreciation, without regard to income. Neuberger & Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a Policy of active trading for short-term profits.
Accordingly, the Series may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the Neuberger & Berman value-oriented investment approach, when the Portfolio Manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

         The investment adviser for the Limited Maturity Bond and Growth Portfolios of AMT is Neuberger & Berman Management Incorporated ("N&B Management"). N&B Management retains Neuberger & Berman, L.P., without cost to AMT, as subadvisor to furnish it with investment recommendations and research information. N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. N&B Management provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, N&B Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

         The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds, ( the "Oppenheimer Funds"). The Long Term Growth, Strategic Growth, Established Growth & Income, the High Income, and the Strategic Bond Sub-accounts of the Variable Account invest in shares of the Capital Appreciation Fund, Growth Fund, Growth & Income Fund, High Income Fund and Strategic Bond Fund respectively, of the Oppenheimer Funds. The Funds are managed by OppenheimerFunds, Inc. ("the Manager"), which is responsible for selecting the Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under Investment Advisory Agreements for each Fund which state the Manager's responsibilities.

         Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing in "growth-type companies". Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.

         Oppenheimer Growth Fund ("Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.

         Oppenheimer Growth & Income Fund ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time the Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

         The composition of the Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of the Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.

         Oppenheimer High Income Fund ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative. Investments in such securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         Oppenheimer Strategic Bond Fund ("Strategic Bond Fund') seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (I) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. Investments in such securities involve special risks and Policy Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.


STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG DISCOVERY FUND II

         The Variable Account has one Sub-Account that invests exclusively in shares of one Portfolio of the Strong Variable Insurance Funds, Inc. and one Sub-account that invests exclusively in shares of the Portfolio of the Strong Discovery Fund II.

         The International Growth Sub-Account of the Variable Account invests in shares of the Strong International Stock Fund II of Strong Variable Insurance Funds, Inc.

         The Aggressive Growth Sub-Account of the Variable Account invests exclusively in shares of the Strong Discovery Fund II.

         Strong International Stock Fund II seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside the United States. The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.

         Under normal conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate to long-term debt obligations of U.S. issuers or foreign-government entities. When the Advisor determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multicurrency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. Investments in such securities involve special risks and Policy Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         The Portfolio will normally invest in securities of issuers located in at least three different countries. The Advisor expects that the majority of the Portfolio's investments will be in issuers in the following markets:
Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

         Strong Discovery Fund II seeks capital growth. The Portfolio invests in securities that the Advisor believes represent growth opportunities. The Portfolio normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation. The Portfolio may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Portfolio may also invest up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Portfolio may invest, without limitation, in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. Investments in which securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets. Owners should consider the risks associated with foreign securities before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         The Advisor seeks to uncover emerging investment trends and attractive growth opportunities. In its search for potential investments, the Advisor attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. Whatever their size, history, or industry, the Advisor believes their potential earnings growth is not yet reflected in their market value and that, over time, the market prices of these securities will move higher.

         Strong Capital Management, Inc. is the investment advisor for all the Strong Variable Insurance Funds Inc., and Strong Discovery Fund II Portfolios pursuant to its investment advisory agreements, manages the investment and reinvestment of the assets of both Portfolios, and is responsible for their overall business affairs


VAN ECK WORLDWIDE HARD ASSETS FUND

         The Variable Account has one Sub-account that invests exclusively in shares of a Portfolio of the Van Eck Worldwide Hard Assets Fund. The Aggressive Global Sub-account of the Variable Account invests in shares of the Van Eck Worldwide Hard Assets Fund.

         Van Eck Worldwide Hard Assets Fund seeks long-term capital appreciation by investing globally, primarily in "Hard Assets" securities. Income is a secondary consideration. The fund must invest at least 25% of its assets in companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following sectors: (I) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together referred to as "Hard Assets"). This policy is a fundamental policy, which can not be changed without the vote of shareholders. As an additional but non-fundamental policy, the Fund would be able to invest up to 50% of its assets in any one of the above sectors.



         The production and marketing of Hard Assets may be affected by actions and changes in government. In addition, Hard Assets and securities of Hard Assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Assets companies may also experience greater price fluctuations than the relevant Hard Assets. In periods of rising Hard Assets prices, such securities may rise at a faster rate, and conversely, in times of falling Hard Assets prices, such securities may suffer a greater price decline. Policy Owners should consider the risks associated with foreign securities before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

         The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.


INVESTMENT ADVISORY FEES

         ALGER. Alger Management, Inc. ("Alger Management") serves as investment adviser to the Alger American Fund. It receives a management fee of
 .75% of the annual value of the Alger American Growth Portfolio's average daily net assets. Alger American Mid Cap Growth Portfolio pays Alger Management a fee of .80% of the annual value of the Portfolio's average daily net assets. Alger American Small Capitalization Portfolio pays Alger Management a fee at an annual rate of .85% of the value of the Portfolio's average daily net assets.

         CALVERT. For its services, CAM is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive a maximum fee of .50% of net assets from CRI Money Market Portfolio, 80% CRI Capital Accumulation, 1.00% the CRI Invested Global Equity .70% of net assets of CRI Balanced Growth and 1.50% of net assets of Strategy Growth Portfolio.

         DREYFUS. Pursuant to the terms of an investment management agreement, the Dreyfus Stock Index Fund pays Dreyfus a monthly fee at the annual rate of .245 of 1.00% of the value of the Portfolio's average daily net assets.

         NEUBERGER & BERMAN. For combined administrative and investment management services, N&B Management is paid fees as a percentage of the average daily net assets based upon the following schedules:

LIMITED MATURITY BOND PORTFOLIO:          FOR THE GROWTH PORTFOLIO:

                  AVERAGE DAILY NET ASSETS                 FEE      AVERAGE DAILY NET ASSETS                         FEE
                  ------------------------                ----      ------------------------                     -------
                  First $500 million                       .65%      First $250 million                              .85%

                  Next $500 million                       .615%      Next $250 million                              .825%

                  Next $500 million                        .60%      Next $500 million                               .75%

                  Next $500 million                       .575%      Thereafter                                     .725%

                  Thereafter                               .55%


        OPPENHEIMER. Oppenheimer Funds, Inc. Serves as manager to the Oppenheimer Funds. The management fees computed on an annualized basis as a percentage of net assets as of the close of business each day are as follows:
(i) For Capital Appreciation Fund, Growth Fund, Growth & Income Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,0.66% of the next$200 million and 0.60% of the net assets over $800 million. (ii) for High Income Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets over $1 billion.

         STRONG. For its services, Strong Capital Management, Inc. is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios that it manages. For its services to Strong International Stock Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio. For its services to Strong Discovery Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio.

         VAN ECK. The investment adviser for Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services, Van Eck Associates receives a monthly fee at an annual rate of 1.00% of the first $500 million of the average daily net assets of the Portfolio, .90% of the next $250 million of the daily net assets of the Portfolio, and .70% of the average daily net assets of the Portfolio in excess of $750 million.


RESOLVING MATERIAL CONFLICTS

         The Funds are used as the investment vehicle for variable life insurance policies issued by ANLIC. In addition, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between the interest of Owners whose policies are allocated to the Variable Account and the Owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

         In addition, one or more of the Funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

         In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See, the Individual Fund Prospectuses for more information.)


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         ANLIC cannot guarantee that shares of the Portfolios will always be available for investment of premium or for transfers. ANLIC reserves the right, subject to compliance with applicable law, to make additions, to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase. ANLIC reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or of another open-end registered investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account. ANLIC will not substitute any shares attributable to an Owner's interest in a Sub-account of the Variable Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other Portfolios or classes of Policies, or from permitting a conversion between Portfolios or classes of Policies on the basis of requests made by Owners.

         ANLIC also reserves the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new series or Portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New Sub-accounts may be established when, in the sole discretion of ANLIC, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by ANLIC. ANLIC may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

         In the event of any such substitution or change, ANLIC may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by ANLIC to be in the best interest of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 (the "1940 Act"), it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.


                                POLICY BENEFITS

DEATH BENEFITS

         As long as the Policy remains in force (See, Policy Lapse and Reinstatement -- Lapse), ANLIC will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of the death benefits payable will be determined as of the end of the Valuation Period on the date of death, and will not reflect subsequent Variable Account investment performance. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance provided by rider and by the monthly deduction for the month in which death occurred.

         The Policy provides two death benefit options: Death Benefit Option A ("Option A") and Death Benefit Option B ("Option B"). The Owner designates the death benefit option in the application. ANLIC guarantees that as long as the Policy remains in force (See, Policy Lapse and Reinstatement -- Lapse), under either option the death benefit will never be less than the current face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

         Option A. The death benefit is the greater of the current face amount of the Policy or the applicable percentage of Policy Account Value on the date of death. The applicable percentage is 250% for an Insured age 40 or below on the Policy

Anniversary prior to the date of death. For Insureds with an attained age over 40 on a Policy Anniversary, the percentage declines as shown in the Applicable Percentage Table (See, Applicable Percentage Table). Accordingly, under Option A, the death benefit will remain level unless the applicable percentage of Policy Account Value exceeds the current face amount, in which case the amount of the death benefit will vary as the Policy Account Value varies.

         Illustration of Option A. For purposes of this illustration, assume that the Insured's attained age is between 30 and 40 and that there is no outstanding indebtedness. Under Option A, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Policy Account Value, any time the Policy Account Value of the Policy exceeds $40,000 the death benefit will exceed the $100,000 face amount. Each additional dollar added to the Policy Account Value above $40,000 will increase the death benefit by $2.50. Thus, if the Policy Account Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. An Owner with a Policy Account Value of $50,000 will be entitled to a death benefit of $125,000 ($50,000 x 250%); a Policy Account Value of $75,000 will yield a death benefit of $187,500 ($75,000 x 250%); a Policy Account Value of $100,000 will yield a death benefit of $250,000 ($100,000 x 250%).

         Similarly, so long as the Policy Account Value exceeds $40,000, each dollar taken out of the Policy Account Value will reduce the death benefit by $2.50. If, for example, the Policy Account Value is reduced from $75,000 to $70,000 because of partial surrenders, charges or negative investment performance, the death benefit will be reduced from $187,500 to $175,000. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the face amount, the death benefit will equal the current face amount of the Policy.

         The applicable percentage becomes lower as the Insured's attained age increases. If the attained age of the Insured in the illustration above were, for example, 50 (rather than between 30 and 40), the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the Policy Account Value exceeded approximately $54,055 (rather than $40,000), and each $1 then added to or taken from the Policy Account Value would change the death benefit by $1.85 (rather than $2.50).

                          APPLICABLE PERCENTAGE TABLE

         ATTAINED AGE      APPLICABLE PERCENTAGE             ATTAINED AGE     APPLICABLE PERCENTAGE
         ------------      ---------------------             ------------     ---------------------
         41............                    243%                     61.............           128%
         42............                    236                      62.............           126
         43............                    229                      63.............           124
         44............                    222                      64.............           122
         45............                    215                      65.............           120
         46............                    209                      66.............           119
         47............                    203                      67.............           118
         48............                    197                      68.............           117
         49............                    191                      69.............           116
         50............                    185                      70.............           115
         51............                    178                      71.............           113
         52............                    171                      72.............           111
         53............                    164                      73.............           109
         54............                    157                      74.............           107
         55............                    150                      75-90..........           105
         56............                    146                      91.............           104
         57............                    142                      92.............           103
         58............                    138                      93.............           102
         59............                    134                      94.............           101
         60............                    130                      95 or older....           100

         Option B. The death benefit is equal to the greater of the current face amount plus the Policy Account Value of the Policy or the applicable percentage of the Policy Account Value on the date of death. The applicable percentage is 250% for an Insured age 40 or below on the Policy anniversary prior to the date of death. For Insureds with an attained age over 40 on a Policy anniversary, the percentage declines as shown in the Applicable Percentage Table . Accordingly, under Option B the amount of the death benefit will always vary as the Policy Account Value varies.

         Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the Policy Account Value. Thus, for example, a Policy with a Policy Account Value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000); a Policy Account Value of $40,000 will yield a death benefit of $140,000 ($100,000, + $40,000). The death benefit, however, must be at least 250% of the Policy Account Value. As a result, if the Policy Account Value of the Policy exceeds approximately $66,667, the death benefit will be greater than the face amount plus the Policy Account Value. Each additional dollar of the Policy Account Value above $66,667 will increase the death benefit by $2.50. Thus, if the Policy Account Value exceeds $66,667 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. An Owner with a Policy Account Value of $75,000 will be entitled to a death benefit of $187,500 ($75,000 X 250%); a Policy Account Value of $100,000 will yield a death benefit of $250,000 ($100,000 X 250%); a Policy Account Value of $125,000 will yield a death benefit of $312,500 ($125,000 X 250%).

         Similarly, any time the Policy Account Value exceeds $66,667, each dollar taken out of the Policy Account Value will reduce the death benefit by $2.50. If, for example, the Policy Account Value is reduced from $75,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $187,500 to $175,000. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the face amount plus the Policy Account Value, then the death benefit will be the current face amount plus the Policy Account Value of the Policy.

         The applicable percentage becomes lower as the Insured's attained age increases. If the attained age of the Insured in the illustration above were, for example, 50 (rather than under 40), the applicable percentage would be 185%. The amount of the death benefit would be the sum of the Policy Account Value plus $100,000 unless the Policy Account Value exceeded approximately $117,647 (rather than $66,667), and each $1 then added to or taken from the Policy Account Value would change the death benefit by $1.85 (rather than $2.50).

         Change in Face Amount. Subject to certain limitations, an Owner may increase or decrease the face amount of a Policy. A change in face amount may affect the cost of insurance rate and the net amount at risk, both of which may affect an Owner's cost of insurance charge (See, Charges and Deductions -- Cost of Insurance). A change in face amount may affect whether the Policy is a "modified endowment contract" for federal income tax purposes (See, Federal Tax Considerations).

         Decreases. Any decrease in the face amount will become effective on the monthly anniversary date on or following receipt by ANLIC of a written request. Generally, no decrease in the face amount will be permitted during the first Policy year (other than a decrease indirectly resulting from a partial surrender) but ANLIC may waive this restriction. The face amount remaining in force after any requested decrease may not be less than $25,000. If, following the decrease in face amount, the Policy would not comply with the maximum premium limitations required by federal tax law (See, Premiums -- Premium Limitations), the decrease may be limited (or, if the Policyholder so elects, the Policy Account Value may be returned to the Owner) to the extent necessary to meet these requirements. For purposes of determining the cost of insurance charge, a decrease in the face amount will reduce the face amount in the following order:

         (a)  The face amount provided by the most recent increase;
         (b)  The next most recent increase successively; and
         (c)  The face amount when the Policy was issued.
(See, Charges and Deductions--Cost of Insurance)

         Increases. For an increase in the face amount, a written application must be submitted. ANLIC may also require that additional evidence of insurability be submitted. The effective date of the increase will be the monthly anniversary on or following receipt of the written request and approval of the increase by ANLIC. The increase currently may not be less than $25,000 (ANLIC reserves the right to change the minimum required increase in face amount). An increase need not be accompanied by an additional premium; ANLIC may, however, deduct any charges associated with the increase from existing Policy Account Value (See, Charges and Deductions).

         Change in Death Benefit Option. Generally, the death benefit option in effect may be changed at any time by sending ANLIC a written request for change. If the death benefit option is changed from Option B to Option A, the face amount will be increased by an amount equal to the Policy Account Value on the effective date of change. Changing from Option B to Option A does not require evidence of insurability. The effective date of such a change will be the monthly anniversary on or following receipt of the request. A change in the death benefit option may affect whether the Policy will be treated as a "modified endowment contract" for federal tax purposes (See, Federal Tax Considerations).

         If the death benefit option is changed from Option A to Option B, the face amount will be decreased by an amount equal to the Policy Account Value on the effective date of the change. This change may not be made if it would result in a face amount less than $25,000. Changing from Option A to Option B may require evidence of insurability satisfactory to ANLIC. The effective date of such a change will be the monthly anniversary on or following the date the change is approved by ANLIC.

         No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of the Policy Account Value. If, however, prior to or accompanying a change in the death benefit option there has been an increase in the face amount, the method of calculating the insurance charge may change (See, Charges and Deductions--Cost of Insurance).

         How Death Benefits May Vary in Amount. As long as the Policy remains in force, ANLIC guarantees that the death benefit will never be less than the current face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, vary with the Policy Account Value. Under Option A, the death benefit will only vary whenever the Policy Account Value multiplied by the applicable percentage exceeds the face amount of the Policy. The death benefit under Option B will always vary with the Policy Account Value because the death benefit equals either the face amount plus the Policy Account Value or the applicable percentage of Policy Account Value.

         How the Duration of the Policy May Vary. The duration of the Policy depends upon the Policy's Cash Surrender Value. The Policy will remain in force so long as the Cash Surrender Value is sufficient to pay the monthly deduction (See, Charges and Deductions--Policy Account Value Charges). Where, however, the Cash Surrender Value is insufficient to pay the monthly deduction or indebtedness exceeds Policy Account Value, and a grace period expires without an adequate payment by the Owner, the Policy will lapse and terminate without value. Special provisions apply if the Owner has paid either the GDBP or Benchmark Premiums (See, Policy Lapse and Reinstatement -- Lapse).


PAYMENT OF POLICY BENEFITS

         Death benefits under the Policy will ordinarily be paid within seven days after ANLIC receives due proof of death. Policy Account Value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances (See, Postponement of Payments). The Owner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Owner may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, ANLIC will pay the benefits in a lump sum upon submission of due proof of death.

         When death benefits are payable in a lump sum, the beneficiary may select one or more of the settlement options. If death benefits become payable under a settlement option and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

         Settlement Options. Owners and beneficiaries may elect to have benefits paid in a lump sum or in accordance with a wide variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Variable Account. ANLIC may make other settlement options available in the future. For additional information concerning these options, see the Policy itself.

         Option A -- Interest for Life. Interest on the amount retained will be paid during the lifetime of the payee. When the payee dies, the amount held by ANLIC will be paid as agreed.

         Option B -- Interest for a Fixed Period. Interest or compound interest will be paid for a fixed period. The fixed period cannot exceed 30 years. At the end of the period the principal amount will be paid as agreed.

         Option C -- Payments for a Fixed Period. The amount retained plus interest will be paid in equal monthly installments for the period chosen. The period chosen may not exceed 30 years.

         Option D -- Payments of a Fixed Amount. The amount retained plus interest will be paid in equal monthly installments until the fund has been paid in full. The total payments in any year must be at least 5% of the amount retained.

         Option E -- Life Income. The amount retained plus interest will be paid in equal installments for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Guaranteed payment periods may be elected for 10 or 20 years, or the period in which the total payments will equal the amount retained.

         Option F -- Joint and Survivor Life Income. The amount retained plus interest will be paid during the joint lifetime of two persons and continue during the lifetime of the survivor. Payments are guaranteed for 10 years.

         Option G -- Additional Settlements. At the request of the Owner, ANLIC will pay the amount retained in any manner acceptable to the Company.


                       PAYMENT AND ALLOCATION OF PREMIUMS

POLICY ISSUE

         Premiums are payable at ANLIC's , Service Office (See, Glossary of Defined Terms - Service Office) or to one of ANLIC's authorized agents. A properly completed application must precede or accompany the initial premium. No coverage will take effect unless (a) the application is approved; (b) the first Planned Periodic Payment is paid; and (c) the Policy is accepted by the Applicant. This must be during the lifetime of all persons proposed for insurance. Also, their eligibility and health must remain as described in the application.

         The minimum face amount of a Policy is $25,000, under ANLIC's current rules. ANLIC reserves the right to revise its rules from time to time to specify a different minimum face amount at issue. A Policy will generally be issued only to Insureds 80 years of age or under who supply satisfactory evidence of insurability sufficient to ANLIC. ANLIC may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to ANLIC's underwriting rules and ANLIC reserves the right to reject an application for any reason. The Policy date is the date used to determine Policy years and Policy months. If a premium is submitted with the application, insurance coverage will begin as of the Policy Date. If a premium is not paid with the application, the Policy Date will ordinarily be approximately 15 days after underwriting approval. Insurance coverage will begin on the later of the Policy date or the date the premium is received. A Policy Date may also be any other date mutually agreeable to ANLIC and the Owner. ANLIC will allocate net premiums on the later of the Policy Date or the date the premium is received (See, Allocation of Premiums and Policy Account Value).


PREMIUMS

         Subject to certain limitations, an Owner has flexibility in determining the frequency and amount of premiums.

         Premium Flexibility. Unlike conventional insurance policies, this Policy frees the Owner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. ANLIC requires the Owner to pay an initial premium that, when reduced by the premium expense charges (See, Charges and Deductions -- Premium Expense Charges), will be sufficient to pay the monthly deductions for the first two Policy Months.

         Thereafter, subject to the minimum and maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions. The level of premium payments is an important factor in determining whether the Policy will be treated as a "modified endowment contract" for federal tax purposes (See, Federal Tax Considerations).

         Planned Periodic Premiums. Each Owner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Owner is not required to pay premiums in accordance with this schedule. Furthermore, the Owner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

         The payment of a Planned Periodic Premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy Account Value. Thus, even if planned periodic premiums are paid by the Owner, the Policy will nonetheless lapse at any time indebtedness exceeds Policy Account Value or the Cash Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment (See, Policy Lapse and Reinstatement--Lapse). Exceptions may occur if the Owner pays an amount equal to or greater than either the scheduled Benchmark Premiums or Guaranteed Death Benefit Premiums.

         Benchmark Premiums. When the Owner pays the monthly Benchmark Premiums as stated in the Policy and if the sum of the premiums paid equals or exceeds the sum of the scheduled Benchmark Premiums for the face amount and any increase, then the Policy is guaranteed not to lapse during the first five years that the Policy is in force. Payment of only the Benchmark Premium will reduce the flexibility of premium payments.

         Guaranteed Death Benefit Premium ("GDBP"). The Owner may also elect to pay a GDBP premium for the Policy or any increase in coverage. The GDBP premium is stated in the Policy and is calculated based on the Insured's age, sex and rate class at the time coverage is applied for. Provided GDBP is paid and the Owner makes no loans or partial surrenders, the Policy is guaranteed not to lapse before the Insured reaches age 65 or for ten years from the effective date of coverage, whichever is later.

         Premium Limitations. In no event may the total amount of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which are required by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, ANLIC will only accept that portion of the premium which will make total premiums equal the maximum limitation. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least $25. Premium payments less than this minimum amount will be returned to the Owner.

         Payment of Premiums. Payments made by the Owner will be treated first as payment of premium, not indebtedness unless the Owner indicates that the
payment should be treated otherwise.   Charges will be deducted from each
premium payment as stated in the Policy (See, Charges and Deductions--Premium Expense Charges).


                   ALLOCATION OF PREMIUMS AND POLICY ACCOUNT VALUE

         Net Premium. The net premium equals the premium paid less the premium expense charge (See, Charges and Deductions--Premium Expense Charges).

         Allocation of Net Premiums. In the application for a Policy, the Owner can allocate net premiums or portions thereof to the General Account or to Sub-accounts of the Variable Account, or both. Notwithstanding the allocation in the Application, the portion of the net premium allocated to Sub-accounts of the Variable Account will initially be allocated to the Sub-account of the Variable Account that invests exclusively in shares of Money Market Portfolio on the Policy Date or the date the first premium is received by ANLIC, whichever is later. Net premiums allocated to any Sub-account of the Variable Account will continue to be allocated to that Sub-account until the end of the fifteenth day following the Policy Date. Upon expiration of the fifteen day period, the value in this Sub-account will automatically be transferred to Sub-accounts of the Variable Account in accordance with the Owner's percentage allocation in the application.

         Net premiums paid after the expiration of the initial fifteen day period will be allocated in accordance with the Owner's instructions in the application as of the end of the Valuation Date in which they are received. The minimum percentage of each premium that may be allocated to the General Account or any Sub-account of the Variable Account is 5%; percentages must be in whole numbers. The allocation for future net premiums may be changed without charge at any time by providing ANLIC with written notification. No charge is imposed for any reallocations. No more than ten different Sub-accounts may be chosen to receive premium payments.

         The value of amounts allocated to Sub-accounts of the Variable Account will vary with the investment experience of these Sub-accounts and the Owner bears the entire investment risk. Owners should periodically review their allocations of premiums and values in light of market conditions and overall estate planning requirements.

TRANSFERS

Transfers from the General Account

         The Owner may ask to transfer value from the General Account, up to a maximum each Policy year of 25% of the General Account Value as of the last Policy anniversary date. The minimum amount each that may be transferred is $100. During the first Policy year, the Owner may transfer a maximum of 25% of the General Account Value on the transfer date.

Conversion Transfer Right

         During the first two years following the Policy Date, the Owner may request one transfer of the entire Policy Account Value in the Sub-accounts to the General Account. For any increase in face amount, the Owner may request a conversion of the amount of the increase to a Fixed Benefit Policy for the amount of the increase or the minimum amount ANLIC currently issues, whichever is greater. No evidence of insurability will be required. The new Policy will have the same rate class, face amount and issue date as the rate class, amount and effective date of the increase.

         The Flexible Premium Fixed Benefit Policy's net premiums will be allocated to ANLIC's General Account. ANLIC guarantees that value in the General Account will accrue interest at an effective rate of at least 4.5%, independent of the actual investment experience of the General Account.


Transfers from Sub-accounts

         The Owner may ask ANLIC to transfer all or part of the amount in one of the Sub-accounts to another Sub-account or to the General Account. The minimum amount for such transfer is $50. The transfer will be made as of the date ANLIC receives the written request.


Automatic Rebalancing and Dollar Cost Averaging Programs

         The Owner may also elect from either the Automatic Rebalancing Program or the Dollar Cost Averaging Program by filing a written authorization with ANLIC. ANLIC reserves the right to alter, including the right to assess a charge, or terminate these administrative programs upon 30 days advance written notice.

         Under the Automatic Rebalancing Program, the Owner may have automatic transfers on either a monthly, quarterly, semi-annual or annual basis, to adjust the values among the Sub-accounts and the General Account to meet the Owner's designated percentage account value proportions the Owner has on file with ANLIC. The allocations are subject to a minimum 5% designated percentage proportion per account.

         Under the Dollar Cost Averaging Program, the Owner may elect to have a specific dollar amount automatically transferred from the Money Market Sub-account to designated Sub-accounts on either a monthly, quarterly, semi-annual basis or annual basis. The specific dollar amount is subject to a $50 minimum transfer amount pursuant to the Owner's election. If the periodic transfer would reduce the value in the Money Market Sub-account below the specific dollar amount,

         ANLIC reserves the right to include the entire remaining value to meet the transfer election. ANLIC also reserves the right to establish a minimum Money Market Sub-account balance before we allow you to elect the program.

         Transfers and adjustments pursuant to these Programs will occur on the Policy's Monthly Anniversary date in the month in which the transaction is to take place or the next succeeding business day if the Monthly Anniversary date falls on a day other than a Valuation Date.

Telephone Requests

         At the time an application for a Policy is completed, or at any subsequent time, an Owner may request a telephone transfer authorization form. If the form is properly completed and on file with ANLIC, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to ANLIC. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern time. ANLIC may, at any time, revoke or modify the transfer privilege.


POLICY LAPSE AND REINSTATEMENT

         Lapse. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will only occur where indebtedness exceeds the Policy Account Value, or the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment. If the Policy Account Value less indebtedness is insufficient to cover the monthly deduction, the Owner must pay during the grace period a premium, equal to the sum of the monthly deductions for the first three Policy Months after commencement of the grace period, and any premium expense charges to avoid lapse (See, Charges and Deductions). ANLIC may, in its sole discretion, permit the payment of a lesser amount. If indebtedness exceeds the Policy Account Value, the Owner must pay all excess indebtedness during the grace period to avoid lapse. The grace period will not begin if the Owner makes no loans or partial surrenders and elects to pay premiums equal to or greater than the GDBP. Also, the Policy provides that during the first sixty months, if the Owner pays premiums equal to or greater than the scheduled Benchmark Premiums, then the grace period will not begin.

         At the start of the grace period, ANLIC will notify the Owner of the shortfall. The Owner will then have a grace period of 62 days, measured from the date the notice is sent to the Owner, to make sufficient payments. ANLIC may, in its sole discretion, extend the grace period beyond 62 days. Failure to make a sufficient payment within the grace period will result in lapse of the Policy. If a sufficient payment is made during the grace period, any net premium paid will be allocated among the General Account and the Sub-accounts of the Variable Account in accordance with the Owner's current instructions (See, Allocation of Premiums), and any monthly deductions due will be charged ratably to the General Account and the Sub-accounts (See, Policy Account Value Charges--Monthly Deductions). If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period. These proceeds will be reduced by any due and unpaid charges and any indebtedness.

         ANLIC provides a special guarantee if the Owner elects to pay an amount equal to or greater than the scheduled Benchmark Premiums as stated in the Policy. The Owner may elect to pay the Benchmark Premiums as stated in the Policy and the Policy is guaranteed not to lapse during the first sixty months
that the Policy is in force.   The Owner may also pay GDBP for the Policy or
any increase in coverage. The GDBP is stated in the Policy and is calculated based on the Insured's age, sex and rate class at the time coverage is applied for. Provided the GDBP is paid, the Policy is guaranteed not to lapse before the Insured reaches age 65 or for ten years from the effective date of coverage, whichever is later. The GDBP does not apply if the Owner elects to make a Policy loan or partial surrender.

         Reinstatement. A lapsed Policy may be reinstated any time within 5 years after the date of lapse and before the maturity date by submitting the following items to ANLIC:

         1.      A written application for reinstatement;
         2.      Evidence of insurability satisfactory to ANLIC; and
         3. A premium that, after the deduction of premium expense charges, is large enough to cover the monthly deductions for at least three Policy Months commencing with the effective date of reinstatement for the Policy and any rider benefits. Any indebtedness on the date of lapse must be paid at the time of reinstatement.

         Upon approval of the application for reinstatement, the effective date of reinstatement will be the monthly anniversary on or prior to the date of approval.

         ANLIC may contest the reinstatement of the Policy, and any rider attached, for any statements made in the application for reinstatement, until it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

                             CHARGES AND DEDUCTIONS

         Charges will be deducted in connection with the Policy to compensate ANLIC for: (1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy;
(3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy and any optional insurance benefit added by rider. The nature and amount of these charges are described more fully below.


SURRENDER CHARGE

         Surrender Charges are designed partially to compensate ANLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications, underwriting decisions, processing and establishing the Policy records. ANLIC does not anticipate that the surrender charge will cover all of these costs. ANLIC will cover the short-fall from the general assets, which may include profits from the mortality and expense risk charge.

         Surrender Charges will not exceed the maximum charges as specified in the Policy. The surrender charge for the original face amount is determined by multiplying a surrender charge factor by the actual premiums paid up to Target Premium. Target Premium is an annual premium amount based on the Insured's age, sex and risk class and is used solely for the basis of Surrender Charges and commission payments. Target Premiums do not exceed the Securities and Exchange Commission ("SEC") guideline annual premium. The surrender charge factor depends on the number of years the Policy has been in force, as follows:

               Policy Year                             Surrender Factor
                 1-7                                         30%
                  8                                          20%
                  9                                          10%
                 10 +                                         0%

         Paying less premium may reduce the surrender charge but will increase the cost of insurance for the Policy and may cause the Policy to lapse.

         Surrender Charges for an increase in face amount will be based solely on the Target Premium associated with the increase as stated in the Policy.
The maximum surrender charge for an increase in face amount is 30% of the Target Premium for the increase during the seven years following the increase, and then declines by 10% per year until it reaches 0% in the tenth year. Surrender Charges are computed separately for the original face amount and each increase in face amount, and then combined. With respect to the first increase in the face amount, the increase is the amount which the face amount, after the increase, exceeds the original face amount. With respect to other increases, the increase is the amount which the face amount, after the increase, exceeds the highest face amount in effect at any time prior to the increase.


PARTIAL SURRENDER CHARGE

         During the surrender charge period for the Policy and any increase, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater. Partial Surrender Charges will reduce the surrender charge for the Policy and any increase.


PREMIUM EXPENSE CHARGES

         Prior to allocation of net premiums among the General Account and the Sub-accounts of the Variable Account, premiums paid will be reduced by a premium expense charge consisting of a charge for premium taxes.

         Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2.25% of the premium will be made from each premium payment.

The deduction represents an amount ANLIC considers necessary to pay all premium taxes imposed by the states and any subdivisions thereof. Currently no charge is assessed for federal taxes associated with the Policy. ANLIC reserves the right to assess a charge based on changes to the federal tax treatment of the Policy.


POLICY ACCOUNT VALUE CHARGES

         Monthly Deduction. Charges will be deducted monthly from the Policy Account Value ("monthly deduction") to compensate ANLIC for underwriting and start-up expenses in connection with issuing a Policy, for certain administrative costs, for the cost of insurance and for optional benefits added by rider. The monthly deduction will be deducted on each Monthly Anniversary. It will be allocated among the General Account and each Sub-account of the Variable Account in the same proportion that the value in each Sub-account bears to the total Policy Account Value of the Policy less indebtedness. For purposes of allocating the deduction among Sub-accounts, values will be determined at the end of the prior Policy month. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

         Cost of Insurance. Because the cost of insurance depends upon a number of variables, the cost for each Policy month can vary from month to month. ANLIC will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.00367481 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%), less (b) the Policy Account Value at the beginning of the Policy Month.

         The net amount at risk may be affected by changes in the Policy Account Value or in the face amount of the Policy. In addition, if there is an increase in the face amount and the rate class applicable to the increase is different from that for the initial face amount, the net amount at risk will be calculated separately for each rate class. If Option B is in effect, the net amount at risk for each rate class will be determined by the relationship of the initial face amount and the face amount increases for each rate class compared to the total face amount. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, value will first be considered a part of the initial face amount. If the value is greater than the initial face amount, it will then be considered a part of each increase in order, starting with the first increase.

         Because the method of calculating the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

         Cost of Insurance Rate. Cost of insurance rates will be based on the sex, attained age and rate class of the Insured. The actual monthly cost of insurance rates will be based on ANLIC's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. For standard risks, these guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with smoker and non-smoker distinction and the Insured's sex, plus attained age at the last birthday. ANLIC also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (e.g., one year). Any change in the cost of insurance rates will apply to all persons of the same insuring age, sex, and rate class whose Policies have been in force for the same length of time.

         Rate Class. The rate class of an Insured may affect the cost of insurance rate. ANLIC currently places Insureds into a standard and preferred rate class or rate classes involving a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance rate than those in the rate class with the higher mortality risk. The standard rate class is divided into two categories: smokers and non-smokers. Non-smoking Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

         The cost of insurance charge for each rate class will also depend on the face amount of the Policy. At ANLIC's discretion, a Policy with a face amount in excess of $100,000 may incur a lower cost for each thousand dollars of net amount at risk than an otherwise identical Policy with a face amount less than that amount. Similar discounts in the cost of insurance charge occur when the face amount exceeds $500,000. ANLIC may, at its sole discretion, reduce the cost of insurance for other face amounts. Because the cost of insurance rate varies with the face amount, any increase or decrease in face amount, including those resulting from a change in the death benefit option and those resulting from partial surrenders, may affect the cost of insurance. The cost of insurance charge will not exceed the maximum rates based on the 1980 Commissioners Standard Ordinary Mortality Table ALB (Age Last Birthday) with smoker and non-smoker distinction unless the Owner is in a sub-standard risk class.

         Monthly Administration Charge. ANLIC has primary responsibility for the administration of the Policy and the Variable Account. Annual administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, ANLIC assesses a monthly administration charge from each Policy. This charge is $27 per Policy Month during the first Policy Year and $8 per Policy Month thereafter. ANLIC does not anticipate that it will make any profit on this charge.

         ANLIC may, in its sole discretion, purchase certain administrative services from such sources as may be available. Such services will be acquired on a basis which, in ANLIC's sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

         Optional Insurance Benefits Charges. The monthly deduction will include charges for any optional insurance benefits added to the Policy by rider (See, Optional Insurance Benefits).

         Mortality and Expense Risk Charge. ANLIC will deduct a charge from the Variable Account not to exceed an annual rate of 0.90% of the average daily net assets of the Variable Account. This charge will be reduced by 0.05% each year beginning in the 16th Policy year until it reaches and remains at 0.45% of the average daily net assets of the Variable Account at and after the 25th Policy year. This deduction is guaranteed not to increase for the duration of the Policy. Under ANLIC's current procedures, these amounts are paid to ANLIC monthly. ANLIC may profit from this charge.

         The mortality risk assumed by ANLIC is that Insureds may live for a shorter time than projected because of inaccuracies in the projecting process, and that an aggregate amount of death benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies, which are in excess of the amount necessary to meet expenses currently. If the expenses do not increase to an amount in excess of the limits, ANLIC may profit from this charge. Any shortfall in meeting the distribution expenses will be met from ANLIC's general corporate funds which may include profit from the mortality and expense risk charge. ANLIC also assumes risks with respect to other contingencies, including the pattern of transfers between the Variable Account and the General Account which may cause ANLIC to incur greater costs than anticipated when designing the Policies.

         Taxes. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. ANLIC may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made (See, Federal Tax Considerations).


INVESTMENT ADVISORY FEE

         Because the Variable Account purchases shares of the Portfolios, the net assets of the Variable Account will reflect the investment advisory fees incurred by the Portfolios. The specific charges associated with each Fund are described in the table on the next page. The amount of this charge will depend on the Portfolio or Portfolios selected by the Owner for premium allocation.

                           PORTFOLIO ANNUAL EXPENSES
         (EXPRESSED AS A PERCENTAGE OF NET ASSETS OF EACH PORTFOLIO)


                                                                                                                TOTAL PORTFOLIO
                          PORTFOLIO                                MANAGEMENT FEE         OTHER EXPENSES        ANNUAL EXPENSES
==================================================================================================================================

 Alger American Growth Portfolio                                        0.75%                  0.04%                 0.79%

 Alger American MidCap Growth Portfolio                                 0.80%                  0.04%                 0.84%

 Alger American Small Capitalization Portfolio                          0.85%                  0.03%                 0.88%

 Calvert Responsibly Invested Money Market Portfolio                    0.50%                  0.12%                 0.62%(1)

 Calvert Responsibly Invested Strategic Growth Portfolio                1.50%                  0.31%                 1.81%(1)

 Calvert Responsibly Invested Capital Accumulation Portfolio            0.80%                  0.20%                 1.00%(1)

 Calvert Responsibly Invested Global Equity Portfolio                   1.00%                  0.18%                 1.18%(1)

 Calvert Responsibly Invested Balanced Portfolio                        0.70%                  0.08%                 0.78%(1)

 Dreyfus Stock Index Fund                                              0.245%                 0.155%                 0.40%(2)

 Neuberger & Berman Advisers Management Trust Limited
     Maturity Bond Portfolio(3)                                         0.65%                  0.13%                 0.78%

 Neuberger & Berman Advisers Management Trust Growth
     Portfolio(3)                                                       0.83%                  0.09%                 0.92%

 Oppenheimer Capital Appreciation Fund                                  0.72%                  0.03%                 0.75%

 Oppenheimer Growth Fund                                                0.75%                  0.04%                 0.79%(4)

 Oppenheimer Growth & Income Fund                                       0.75%                  0.25%                 1.00%

 Oppenheimer High Income Fund                                           0.75%                  0.06%                 0.81%

 Oppenheimer Strategic Bond Fund                                        0.75%                  0.10%                 0.85%

 Strong International Stock Fund II                                     1.00%                  0.90%                 1.90%

 Strong Discovery Fund II                                               1.00%                  0.20%                 1.20%

 Van Eck Worldwide Hard Assets Fund                                     1.00%                  0.23%                 1.23%


--------------------

               (1) The expense figures shown are net of fees paid indirectly and reimbursements. Without such reductions, the total fees and expenses would have totaled: 0.75% for Money Market; 2.27% for Strategic Growth; 1.33% for Capital Accumulation; 1.59% for Global Equity; and 0.81% for Balanced.

                (2) Mellon Equity Associates, the index manager of the Dreyfus Stock Index Fund, and the Dreyfus Corporation have voluntarily agreed to reimburse all or a portion of its advisory fee to the extent that the total expenses of the Fund are in excess of 0.40% of the average annual net assets. In the absence of expense reimbursement, the total fees and expenses in 1996 would have totaled .449%

                (3) Neuberger & Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

                (4) Total operating expense would have been 0.81% in the absence of a voluntary one-time fee reimbursement.

REDUCTION OF CHARGES

         ANLIC may reduce monthly administration charges, other charges, and the minimum initial face amount in special circumstances that result in lower sales, administrative or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to Policyholders of ANLIC or Acacia Mutual, or sales to employees or clients of members of The Acacia Group. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and Owners of all other policies funded by the Variable Account.


                                 POLICY RIGHTS

LOAN PRIVILEGES

         Policy Loan. The Owner may borrow money from ANLIC using the Policy as the only security for the loan. The maximum amount that may be borrowed at any time is the loan value. The loan value equals 90% of the Policy's Cash Surrender Value. Loans have priority over the claims of any assignee or other person. The loan may be repaid all or in part at any time while the Insured is living. Loans from certain Policies may be taxed as Distributions (See, Federal Tax Considerations).

         Payments made by the Owner will be treated first as payment of premium and not any outstanding Policy debt unless the Owner indicates that the payment should be treated otherwise.

         Allocation of Policy Loan. An Owner may allocate a Policy loan among the General Account and the Sub-accounts of the Variable Account which have Policy Account Value. If no such allocation is made, ANLIC will allocate the loan first to the General Account and then among the accounts in the same proportion that the value in each Sub-account bears to the Policy Account Value less indebtedness at the end of the valuation period during which the request is received.

         The portion of the loan allocated to the Sub-accounts of the Variable Account will normally be paid within seven days after receipt of a written request. Postponement of loans may take place under certain circumstances (See, Postponement of Payments). ANLIC will not defer a loan used to pay premiums.

         Interest. The interest rate charged on Policy loans accrues daily at a rate equivalent to the annual rate of 6.45% a year. After the first five years that the Policy is in force, the interest rate will equal 4.5% for any new loan amount that is equal to or less than the Policy Account Value minus cumulative premiums paid and 6.45% for all other loan amounts. Interest payments are due at the end of each Policy Year. If unpaid when due, interest will be added to the amount of the loan but security for this capitalized interest will have already accrued in the General Account under the following procedure.

         Effect of Policy Loans. Value equal to the portion of the Policy loan plus projected interest allocated to each Sub-account will be transferred from the Sub-account to the General Account, reducing the value in that Sub-account. The amount of projected interest transferred will equal the amount of interest projected to accrue until the following Policy Anniversary, discounted for the guaranteed interest to be credited on the total amount transferred. If the total indebtedness under the Policy exceeds the value in the General Account, value in an amount equal to the excess indebtedness will be transferred from the Sub-accounts of the Variable Account to the General Account as security for the excess indebtedness. Under ANLIC's current procedures, it will transfer value from the Sub-accounts of the Variable Account to secure indebtedness on the Monthly Anniversary on or after the date indebtedness exceeds value in the General Account. ANLIC will allocate the amount transferred to secure the excess indebtedness among the Sub-accounts of the Variable Account in the same proportion that the value in each Sub-account bears to the Policy Account Value in all Sub-accounts. No charge will be imposed for these transfers.

         On each Policy anniversary, the amount of interest projected to accrue over the following Policy Year, discounted for projected earnings on the total amount allocated to the General Account as security for the loan, will be allocated among and transferred from the Sub-accounts in accordance with the foregoing procedures.

         Value in the General Account equal to indebtedness will be credited with interest at 4.5% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THIS VALUE. The interest earned will be credited no less frequently than once each Policy Month. Upon repayment of indebtedness, the portion of the repayment allocated to a Sub-account in accordance with the repayment of indebtedness provision will be transferred to the Sub-account and increase the value in that Sub-account.

         Indebtedness. Indebtedness equals the total of all Policy loans and accrued interest on Policy loans plus any due and unpaid monthly deductions.
If indebtedness exceeds Policy Account Value less Surrender Charges, ANLIC will notify the Owner and any assignee of record. If a sufficient payment equal to excess indebtedness is not made to ANLIC within 62 days from the date notice is sent, the Policy will lapse and terminate without value. The Policy, however, may later be reinstated (See, Policy Lapse and Reinstatement).

         Repayment of Indebtedness. Indebtedness may be repaid any time before the Maturity Date of the Policy (See, Payment of Policy Benefits). If not repaid, ANLIC may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the value in the General Account securing the indebtedness repaid may be allocated by the Owner among the General Account and the Sub-accounts of the Variable Account. Any excess projected interest resulting from the repayment will also be allocated to the General Account and the Sub-accounts. If no allocation is made, ANLIC will allocate principal repayments and interest payments among those accounts for transfer to the General Account. The amount allocated to an account may not exceed the amount originally transferred from such account, however, ANLIC will allocate the repayment of indebtedness at the end of the Valuation Period during which the repayment is received.


SURRENDER PRIVILEGES

         The Owner may surrender the Policy for its Cash Surrender Value on any Valuation Date during the lifetime of the Insured by sending a written request to ANLIC. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at ANLIC's principal office. The Cash Surrender Value equals the Policy Account Value less the surrender charge and indebtedness. Surrenders from the Variable Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances (See, Postponement of Payments). Surrenders may have adverse tax consequences (See, Federal Tax Considerations).

         A SURRENDER CHARGE IS IMPOSED IF THE POLICY IS SURRENDERED EITHER PARTIALLY OR TOTALLY. For partial surrenders, the charge is 8% of the amount withdrawn or $25, whichever is greater. Decreases do not affect Surrender Charges, since Surrender Charges for coverage associated with the decrease will be taken at the time of Policy lapse or surrender.

         The Policy surrender charge is a product of a surrender charge factor multiplied by the actual premium paid up to the Target Premium from the Policy Date or the Increase Date of any increase in face amount, as applicable. The factor varies by the year of surrender measured from the Policy Date or increase date, as applicable. (The surrender charge will never exceed the Policy Account Value.) Partial Surrender Charges reduce the surrender charge for the Policy.


PARTIAL SURRENDER

         After the first Policy year, you may partially surrender the Policy on any Valuation Date during the lifetime of the Insured by sending us a written request. The amount of the partial surrender must not exceed the Cash Surrender Value. You may place on file with us a written request for systematic partial surrenders. The partial surrenders may be monthly, quarterly or annually in amounts of no less than $100.

         Unless you request otherwise, the partial surrender will be allocated among the General Account and each Sub-account of the Variable Account in the same proportion that the Policy's value in the General Account, less indebtedness, and the Policy's value in each Sub-account, bears to the total Policy Account Value of the Policy, less indebtedness, on the Valuation Date we receive the request.

         Any partial surrender will reduce the Policy Account Value and the face amount of a Policy with Death Benefit Option Type A . The amount of reduction in the Policy Account Value will be equal to the amount of the partial surrender. The amount of reduction in the face amount will be:

         1. For Death Benefit Option Type A, 100% of the amount of the partial surrender.
         2.  No amount for Death Benefit Option Type B.

         The face amount remaining in force after a partial surrender may not be less than the minimum face amount ANLIC allows.

         Each partial surrender will reduce the face amount in the following order:

         1.  Each increase in order, starting with the last increase; and
         2.  The face amount when the Policy was issued.

         For a partial surrender, the amount paid will be deducted from the Policy Account Value at the end of the Valuation Period during which the request is received.

         When Death Benefit Option Type A is in effect, the face amount will be reduced by 100% of the amount paid upon partial surrender. When Death Benefit Option Type B is in effect, there will be no reduction in face amount. Where increases in the face amount occurred previously, a partial surrender will reduce the face amount by each increase in order, starting with the first increase and then the face amount. Thus, partial surrenders may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy (See, Policy Account Value Charges--Cost of Insurance; Death Benefits).


                   EXAMINATION OF POLICY PRIVILEGE ("FREE LOOK")

         The Owner may cancel the Policy within 20 days after the owner receives it or within 45 days of completing Part I of the application, whichever is later. The Owner should mail or deliver the Policy to either our Service Office (See, Glossary of Defined Terms - Service Office) or the registered representative who sold the Policy. If the Policy is canceled within the Free Look Period, ANLIC will refund the total premium paid. A refund of premium paid by check may be delayed until the check has cleared the Owner's bank. This privilege also applies to an increase for coverage under the Policy (See, Postponement of Payments).

                                GENERAL ACCOUNT

         Owners may allocate net premiums and transfer value to the General Account of ANLIC. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account.

GENERAL DESCRIPTION

         The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.

         An Owner may elect to allocate net premiums to the General Account, the Variable Account, or both. The Owner may also transfer value from the Sub-accounts of the Variable Account to the General Account, or from the General Account to the Sub-accounts of the Variable Account. The allocation or transfer of funds to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, ANLIC guarantees that value in the General Account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the General Account. Any excess interest rate when declared will remain in effect at least one year.

THE POLICY

         This Prospectus describes a Flexible Premium Variable Life Insurance Policy. This Prospectus is generally intended to serve as a disclosure document for the aspects of the Policy involving the Variable Account. For complete details regarding the General Account, see the Policy itself.


GENERAL ACCOUNT BENEFITS

         If the Owner pays the same premiums as scheduled, allocates all net premiums only to the General Account and makes no transfers, partial surrenders or Policy loans, the minimum amount and duration of the death benefit will be fixed and guaranteed. The Owner may select either Death Benefit Option Type A or B under the Policy and may change the Policy's face amount subject to satisfactory evidence of insurability.


GENERAL ACCOUNT VALUE

         Net premiums allocated to the General Account are credited to the Policy. ANLIC bears the full investment risk for these amounts. ANLIC guarantees that interest credited to each Owner's value in the General Account will not be less than an annual rate of at least 4.5% per year. ANLIC may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4.5% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF ANLIC. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.5% PER YEAR. The value in the General Account will be calculated on each Monthly Anniversary.

         ANLIC guarantees that, at any time prior to the Maturity Date, the value in the General Account will not be less than the amount of the net premiums allocated or value transferred to the General Account, plus interest at the rate of 4.5% per year, plus any excess interest which ANLIC credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders or transfers to the Variable Account.


                           GENERAL POLICY PROVISIONS


POSTPONEMENT OF PAYMENTS

         General. Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death or Maturity may be postponed whenever: (1) Acacia National or the New York Stock Exchange is closed such as customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(2) the Commission by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers may also be postponed under these circumstances.

         Payment by Check. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.


THE CONTRACT

         The Policy, riders and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. Only Officers of ANLIC can agree to change or waive any provisions of the Policy. The change or waiver must be in writing and signed by an officer of ANLIC.

SUICIDE

         If the Insured, while sane or insane, commits suicide within two years after the Policy Date, ANLIC will pay only the premium received, less any partial surrenders and outstanding indebtedness. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in face amount requiring evidence of insurability, ANLIC will not pay the increase but will pay only an amount equal to the monthly deductions previously made for the increase.


INCONTESTABILITY

         ANLIC cannot contest this Policy or any attached rider after it has been in force for two years from its effective date. It cannot contest an increase in face amount or in rider face amount after it has been in force for two years from its effective date. Reinstatement of a Policy, and any rider attached to the Policy, may be contested by ANLIC for any statements made in the application for reinstatement any time within two years of the effective date of reinstatement.


CHANGE OF OWNER OR BENEFICIARY

         Generally, as long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to ANLIC. The Policy need not be returned unless requested by ANLIC. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by ANLIC. ANLIC will not, however, be liable for any payment made or action taken before acknowledgment of the request. A change of Owner or Beneficiary may have tax consequences (See, Federal Tax Considerations).


COLLATERAL ASSIGNMENT

         The Policy may be assigned as collateral. ANLIC will not be bound by the assignment until a copy has been received by ANLIC and it assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. An Assignment may have tax consequences (See, Federal Tax Considerations).


MISSTATEMENT OF AGE OR SEX

         If the age or sex of the Insured has been misstated, the benefits will be those which the monthly deductions would have provided for the correct age and sex. In the case of policies issued with unisex rates, if the age of the Insured has been misstated, the benefits will be those which the monthly deductions would have provided for the correct age.


REPORTS AND RECORDS

         ANLIC will maintain all records relating to the Variable Account. ANLIC will mail to Owners, at their last known address of record, any reports required by applicable law or regulation. Each Owner will also be sent an annual and semi-annual report for Portfolios of the Funds that hold or have held Policy value during the reporting period and a list of the portfolio securities held in each Portfolio of the Funds, as required by the 1940 Act.

OPTIONAL INSURANCE BENEFITS

         Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (See, Charges and Deductions--Monthly Administration Charge).

         Accelerated Death Benefit Rider. Subject to certain terms and conditions, a reduced death benefit will be paid in advance to the Owner of the Policy if the Insured suffers from a terminal illness or injury. There is no charge for this rider but it will be subject to ANLIC's underwriting requirements. If certain requirements are satisfied, however, accelerated death benefits paid under the Accelerated Death Benefit Rider to a terminally or chronically ill insured individual as defined in the Code, may not be subject to tax. A qualified tax advisor should be consulted before adding such a Rider to a Policy.

         Other Insured Rider. Provides for level renewable term insurance on the life of any family member. Under the terms of this rider, ANLIC will pay the face amount of the rider to the Beneficiary upon receipt of proof of the other Insured's death. Subject to certain restrictions, the face amount of the rider may be increased or decreased. This rider may also be converted to a new Policy on the family member within 31 days after the Insured's death. Generally, the new Policy must meet the minimum face amount requirement, but ANLIC, in its sole discretion, may waive this provision. Additional evidence of insurability will not be required for conversion.

         Children's Insurance Rider. Provides for level term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any Insured child. Upon receipt of proof of the Insured's death, the rider will continue in force without additional monthly charges.

         Guaranteed Insurability Rider. Provides that the Owner can purchase additional insurance at certain future dates without evidence of insurability. Under the terms of the rider the Owner may only increase the face amount of the Policy on an option date. An option date falls on the Policy Anniversary following certain birthdates and the Monthly Anniversary following the occurrence of certain events such as marriage of the Insured. Each increase in face amount will be subject to the maximum stated in the Policy. No evidence of insurability is required for any increase made under this rider. Increases may have tax consequences (See, Federal Tax Considerations).

         Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in a Policy will be paid upon receipt of proof by ANLIC that death resulted directly and independently of all other causes from accidental bodily injury; occurred while the rider was in force; and occurred on or after the rider anniversary following the Insured's 5th birthday. The rider will terminate on the earliest of either the date of lapse, the rider anniversary following the Insured's 70th birthday or the Maturity Date of the Policy.

         Level Renewable Term Rider. Provides for level renewable term insurance coverage to increase the face amount of the Policy. The Owner may purchase additional insurance on a renewable term basis without evidence of insurability up to Insured's age 70. The rider will terminate on the earliest of either the date lapse, the rider anniversary following the Insured's 70th birthday or the Maturity Date of the Policy.

         Total Disability Rider. Provides for the payment of the total disability amount by ANLIC as premiums while the Owner is disabled. Under the terms of the rider, the total disability amount will be paid as a premium upon receipt of proof adequate to ANLIC that: (1) the Insured is totally disabled as defined in the rider; (2) the disability commenced while the rider was in force; (3) the disability began on or after the rider anniversary following the Insured's 15th birthday; and (4) total disability continued without interruption for four months. The total disability amount is set forth in the Policy. The amount may, under certain circumstances, be increased. Evidence of insurability will generally be required for any increase. Because the total disability amount is a fixed dollar amount while the monthly deduction varies from month to month, the fixed dollar amount may be more or less than the amount necessary to keep the Policy in force.

         Upon approval of the claim, ANLIC will begin crediting total disability amounts, less premium expense charges, on the Monthly Anniversary after the date disability began. No amount will be credited for a period of more than 12 months before notice of disability is received by ANLIC unless it is shown that notice was given as soon as reasonably possible. ANLIC will continue to credit the net total disability amount while the Insured is totally disabled and the Policy is in force. However, if the disability begins on or after the rider Anniversary after the Insured's 60th birthday, payment will be credited only for the later of two years or until the rider Anniversary after the Insured's 65th birthday.


                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

         The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon ANLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.


TAX STATUS OF THE POLICY

         Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury ("Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other interim guidance have been issued, final regulations have not been adopted. Guidance as to how Section 7702 is to be applied is limited. If a Policy was determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance Policy.

         With respect to a Policy issued on the basis of a standard rate class, ANLIC believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract, as long as the Owner does not pay the full amount of premiums permitted under the Policy.

         With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving a higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner of a Policy issued on a substandard basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. An Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.

         If it is subsequently determined that the Policy does not satisfy
Section 7702, ANLIC may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, ANLIC reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         Section 817(h) of the Code requires that the investments of each of the Sub-accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Sub-accounts, through the Fund, intend to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5, which affect how the Fund's assets are to be invested. ANLIC believes that the Sub-accounts will, thus, meet the diversification requirement.

         In certain circumstances, Owners of variable life insurance contracts may be considered the Owners, for federal income tax purposes, of the assets of the Sub-accounts used to support their contracts. In those circumstances, income and gains from the Sub-account assets would be includable in the Owner's gross income. The IRS has stated in published rulings that a variable contract Owner will be considered the Owner of Sub-account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Policyholders may direct their investments to particular Sub-accounts without being treated as Owners of the underlying assets."

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policy Owners were not Owners of Sub-account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values and the investment objective of certain Portfolios may be narrower. These differences could result in an Owner being treated as the Owner of a pro rata portion of the assets of the Sub-accounts. In addition, ANLIC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. ANLIC therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Sub-accounts.

         The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.


TREATMENT OF POLICY BENEFITS

         In General. ANLIC believes that the proceeds and Policy Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance Policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excluded from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

         Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a partial surrender, a surrender, the addition of an Accelerated Death Benefit Rider, the receipt of an Accelerated Death Benefit, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local taxes upon transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

         A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

         Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited, which would cause the Policy to become a Modified Endowment Contract, ANLIC will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either the 4.5% required interest or positive Sub-account earnings, if any) will be returned to the Owner upon receipt by ANLIC of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Sub-accounts and in the General Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium are not at least 4.5%, the premium plus an amount equal to interest at an annual rate of 4.5% will be returned.

         The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a Modified

Endowment Contract.

         Distribution from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy Year in which it becomes a modified endowment contract, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investments in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definition limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

         Loans from, or secured by a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

         Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

         Policy Loan Interest. Interest paid on any loan under a Policy may not be deductible. A qualified tax advisor should be consulted before deducting any such interest.

         Investment in the Policy.  Investment in the Policy generally means:
(1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(3) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

         Multiple Policies. All Modified Endowment Contracts that are issued by ANLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.


SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

         If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of the Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.

         Generally, a Plan Participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the Net Amount at Risk under the Policy. This imputed income is reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a Plan Participant while covered by the plan, Insurance Proceeds paid to the participant's Beneficiary generally will not be completely excludable from the Beneficiary's gross income under Section 101(a) of the Code. Any Death Benefit in excess of the Policy Account Value will be excludable. The portion of the Death Benefit equal to the Policy Account Value, however, generally will be subject to federal income tax to the extent it exceeds the Participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to Owner-employees or Participants who have borrowed from the plan).

         The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including death benefits, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.


POSSIBLE CHARGE FOR ANLIC'S TAXES

         At the present time, ANLIC makes no charge for any federal, state or local taxes (other than the charge for state premium taxes) that the Company incurs that may be attributable to the Sub-accounts or to the Policies. ANLIC, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Sub-accounts or to the Policies. The imposition of such additional charges will be made in compliance with applicable laws and SEC regulations. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Sub-account to ANLIC's General Account. Any investment earnings on tax charges accumulated in a Sub-account will be retained by ANLIC.


           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

         Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

         For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioner's 1980 Standard Ordinary Mortality Tables. Under these Tables, mortality rates are the same for male and female Insureds of a particular attained age and rate class (See, Cost of Insurance).

         Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies.

         There is no provision for misstatement of sex in the EBS Policies. (See, Misstatement of Age or Sex). Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds (See, Settlement Options).


              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

         In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies (See, Policies Issued in Conjunction with Employee Benefit Plans) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

                                 VOTING RIGHTS

         All of the assets held in the Sub-accounts of the Variable Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. ANLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, ANLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Owner in accordance with instructions received from Owners. Fund shares held in each Sub-account for which no timely instructions from Owners are received will be voted by ANLIC in the same proportion as those shares in that Subaccount for which instructions are received.

         Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Sub-accounts in which their Policy values are allocated. The number of shares held in each Sub-account attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Owner as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of an Owner for which Owners have no interest, ANLIC will cast votes, for or against any matter, in the same proportion as Owners vote.

         If required by state insurance officials, ANLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Owners, or to approve or disapprove an investment Policy or investment advice of one or more of the Owners. In addition, ANLIC may disregard voting instructions in favor of changes initiated by an Owner or a Fund's Board of Directors provided that ANLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on ANLIC. If ANLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

         Shares of the Portfolios may be offered to variable life insurance and variable annuity separate accounts of life insurance companies other than ANLIC that are not affiliated with ANLIC. ANLIC understands that shares of these Portfolios also will be voted by such other life insurance companies in accordance with instructions from their Owners invested in such separate accounts. This will dilute the effect of voting instructions of Owners of the Policies.


                        OFFICERS AND DIRECTORS OF ANLIC

Name and Position(s)              Principal Occupation
--------------------              --------------------
With Acacia National              Last Five Years
--------------------              ---------------
Charles T. Nason                  President and Chief Executive Officer since June 1988;
Chairman of the Board,            Acacia Mutual Life Insurance Company
President, and Chief
Executive Officer
and Director

Robert-John H. Sands              Senior Vice President and General Counsel
Senior Vice President,            since 1991 Acacia Mutual Life Insurance Company.
General Counsel and Director

Robert W. Clyde                   Executive Vice President, Marketing and
Executive Vice President,         Sales since September 1994; Vice
Marketing and Sales               President, Retail Long-Term Care
and Director                      September 1993 until August 1994, Vice President,
                                  General Agency July 1991 until August 1993,
                                  John Hancock Mutual Life.

Paul L. Schneider                 Senior Vice President, Chief Financial Officer since
Senior Vice President,            March 1989 and Chief Investment Officer since April 1997;
Chief Financial Officer, Chief    Acacia Mutual Life Insurance Company.
Investment Officer,
and Director

Haluk Ariturk                     Senior Vice President, Operations and Chief Actuary
Senior Vice President,            since June 1989, Acacia Mutual Life Insurance Company.
Operations and Chief
Actuary and Director

(1) The principal business address of each person listed is Acacia National Life Insurance Company, 51 Louisiana Avenue, N.W., Washington, D.C. 20001.


                          DISTRIBUTION OF THE POLICIES

        Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell ANLIC's variable life insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have Selling Agreements with TAG or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. TAG, whose address is 51 Louisiana Avenue, N.W., Washington, D.C. 20001, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is a second tier wholly-owned subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement with ANLIC. The Policies are offered and sold only in those states where their sale is lawful.

         The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by ANLIC. ANLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free Look provision.

         Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. The agent may be required to return the commissions if a Policy is not continued.

                                 ADMINISTRATION

         ANLIC has contracted with Financial Administrative Services, Inc. ("FAS"), having its principal place of business at 95 Bridge Street, Haddam, Connecticut for it to provide ANLIC with certain administrative services for the Flexible Premium Variable Life Policies. Pursuant to the terms of a Service Agreement, FAS will act as Recordkeeping Service Agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. FAS under the guidance and direction of ANLIC will perform Administration functions including: issuance of policies for reinstatement, term conversion, plan changes and guaranteed insurability options, generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to ANLIC.

                                 POLICY REPORTS

         At least once each Policy year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the General Account Value, indebtedness, the value in each Sub-account, premiums paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Cash Surrender Value. At the present time, ANLIC plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to the Owner showing the status of the Policy following the transfer of amounts from one Sub-account to another, the taking out of a loan, a repayment of a loan, a partial surrender and the payment of any premiums (excluding those paid by bank draft which has not cleared). An Owner may request that a similar report be prepared at other times. ANLIC may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

         An Owner will be sent a semi-annual report containing the financial statements of the Funds as required by the 1940 Act.


                                STATE REGULATION

         ANLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Virginia which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. ANLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                    EXPERTS

          The financial statements of the Variable Account as of December 31, 1996, and for each of the periods indicated therein, and the statutory basis financial statements of ANLIC as of and for the years ended December 31,1996 and 1995, as found in this Prospectus have been included herein in reliance upon the reports of Coopers & Lybrand L.L.P., independent accountants, appearing elsewhere herein, given on the authority of that firm as experts in accounting and auditing.

         Actuarial matters included in the Prospectus have been examined by Philip Barlow, FSA, an actuary of ANLIC, as stated in his opinion filed as an exhibit to the Registration Statement.


                                 LEGAL MATTERS

          Jorden Burt Berenson & Johnson LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of federal securities laws applicable to the issue and sale of the Policies. Matters of the State of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Ellen Jane Abromson, Legal Officer of ANLIC.


                             ADDITIONAL INFORMATION

         A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                           APPENDIX A - ILLUSTRATIONS

         The following tables indicate how the account values and death benefits vary with the investment experience of the Funds and differences between the guaranteed and current costs of the Policy. The tables show how the account values and death benefits of a Policy, issued to an Insured of a certain age with regular annual premiums, differ over time if the investment return on the assets of each Portfolio were a uniform, after-tax annual rate of 0%, 8% and 12%. The tables beginning on page A-2 illustrate a Policy issued to a male, age 35, under a standard non-smoker rate class. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy years. The values also assume that no loans or partial surrenders are made by the Owner.

         The second column of tables shows the accumulated value of premiums paid at the stated 4.5% interest rate compounded annually after taxes. The columns headed Guaranteed reflect that throughout the life of the Policy the monthly charge for the cost of insurance is based on the maximum level permitted under the Policy, a Premium expense charge of 2.25%, a monthly administrative charge of $27 for the first Policy year and $8 each month thereafter, and a daily charge for mortality and expense risks equal to an annual rate of .90%. The columns headed Current assume that, throughout the life of the Policy, the monthly cost of insurance is based on the current cost of insurance rate, a Premium expense charge of 2.25%, a monthly administrative charge of $27 for the first Policy year and $8 each month thereafter and a daily charge for mortality and expense risks equal to an annual rate of .90% for the first fifteen years. This charge is then reduced by .05% each year until it reaches .45% in the 25th year and thereafter.

         The amounts shown in the tables for account values and death benefits reflect that the net investment return of the Portfolios is lower than the gross return listed due to investment advisory and other fees of the Funds. The Policy values reflect a daily maximum investment advisory fee and expenses at an annual rate of .90% which represents an average charge for all the Portfolios. After a deduction of these amounts, the illustrated gross investment rates of 0%, 8%, and 12% correspond to approximate net annual rates of -1.80%, 6.20% and 10.20% respectively.

         The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account, since ANLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 8% and 12% by an amount to cover the tax charges to produce the death benefits and account values illustrated (See, Federal Tax Considerations).

         The tables illustrate the Policy values that would result based upon hypothetical investment rates and premium payment schedules, if all net premiums are allocated to the Variable Account and if no Policy loans, partial surrenders or changes in benefits are applied for. Upon request, ANLIC will provide a comparable illustration based upon the Insured's age, sex, rate class, face amount or premium schedule requested, and additional benefits. For unisex policies, ANLIC will supply such illustrations without regard to the Insured's sex. ANLIC reserves the right to charge a fee not to exceed $25 for this service.

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

                   Prepared for: John Doe                                             ANNUAL Premium:          $    1,838
                   MALE   Age 35     NON-SMOKER             Riders: NONE              Option A Face amount:    $  250,000
                   ------------------------------------------------------------------------------------------------------------
                                                0.00 % Hypothetical Gross Annual Rate of Return
                   ============================================================================================================
                                                                    Current Charges                   Guaranteed Charges
                   ============================================================================================================
                    End of      Age       Net Annual      Account      Surrender        Death       Surrender       Death
                     Year                   Outlay         Value         Value         Benefit        Value        Benefit
                   ------------------------------------------------------------------------------------------------------------
                          1         36          1,838          1,028           477       250,000           477       250,000
                   ------------------------------------------------------------------------------------------------------------
                          2         37          1,838          2,245         1,693       250,000         1,681       250,000
                   ------------------------------------------------------------------------------------------------------------
                          3         38          1,838          3,412         2,861       250,000         2,837       250,000
                   ------------------------------------------------------------------------------------------------------------
                          4         39          1,838          4.528         3.977       250,000         3,941       250,000
                   ------------------------------------------------------------------------------------------------------------
                          5         40          1,838          5,595         5,044       250,000         4,994       250,000
                   ------------------------------------------------------------------------------------------------------------
                          6         41          1,838          6,604         6,052       250,000         5,989       250,000
                   ------------------------------------------------------------------------------------------------------------
                          7         42          1,838          7,553         7,001       250,000         6,925       250,000
                   ------------------------------------------------------------------------------------------------------------
                          8         43          1,838          8,444        8,076        250,000         7,984       250,000
                   ------------------------------------------------------------------------------------------------------------
                          9         44          1,838          9,271         9,087       250,000         8,980       250,000
                   ------------------------------------------------------------------------------------------------------------
                         10         45          1,838         10,033        10,033       250,000         9,908       250,000
                   ------------------------------------------------------------------------------------------------------------
                         11         46          1,838         10,724        10,724       250,000        10,580       250,000
                   ------------------------------------------------------------------------------------------------------------
                         12         47          1,838         11,339        11,339       250,000        11,176       250,000
                   ------------------------------------------------------------------------------------------------------------
                         13         48          1,838         11,877        11,877       250,000        11,693       250,000
                   ------------------------------------------------------------------------------------------------------------
                         14         49          1,838         12,332        12,332       250,000        12,125       250,000
                   ------------------------------------------------------------------------------------------------------------
                         15         50          1,838         12,699        12,699       250,000        12,467       250,000
                   ------------------------------------------------------------------------------------------------------------
                         16         51          1,838         12,974        12,974       250,000        12,715       250,000
                   ------------------------------------------------------------------------------------------------------------
                         17         52          1,838         13,146        13,146       250,000        12,856       250,000
                   ------------------------------------------------------------------------------------------------------------
                         18         53          1,838         13,198        13,198       250,000        12,877       250,000
                   ------------------------------------------------------------------------------------------------------------
                         19         54          1,838         13,117        13,117       250,000        12,760       250,000
                   ------------------------------------------------------------------------------------------------------------
                         20         55          1,838         12,888        12,888       250,000        12,489       250,000
                   ------------------------------------------------------------------------------------------------------------
                         25         60          1,838          8,895         8,895       250,000         8,209       250,000
                   ------------------------------------------------------------------------------------------------------------
                         30         65          1,838              0             0       250,000             0       250,000
                   ------------------------------------------------------------------------------------------------------------
                         31         66          1,838              0             0             0             0             0
                   ------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

                   Prepared for: John Doe                                               ANNUAL Premium:        $    1,838
                   MALE   Age 35     NON-SMOKER             Riders: NONE                Option A Face amount:  $  250,000
                   ------------------------------------------------------------------------------------------------------------
                                               8.00 % Hypothetical Gross Annual Rate of Return
                   ============================================================================================================
                                                                  Current Charges                   Guaranteed Charges
                   ============================================================================================================
                   End of     Age       Net Annual      Account      Surrender        Death       Surrender       Death
                    Year                  Outlay         Value         Value         Benefit        Value        Benefit
                   ------------------------------------------------------------------------------------------------------------
                        1         36          1,838          1,140           588       250,000           588       250,000
                   ------------------------------------------------------------------------------------------------------------
                        2         37          1,838          2,567         2,016       250,000         2,003       250,000
                   ------------------------------------------------------------------------------------------------------------
                        3         38          1,838          4,054         3,503       250,000         3,477       250,000
                   ------------------------------------------------------------------------------------------------------------
                        4         39          1,838          5,603         5,052       250,000         5,011       250,000
                   ------------------------------------------------------------------------------------------------------------
                        5         40          1,838          7,218         6,667       250,000         6,609       250,000
                   ------------------------------------------------------------------------------------------------------------
                        6         41          1,838          8,894         8,343       250,000         8,266       250,000
                   ------------------------------------------------------------------------------------------------------------
                        7         42          1,838         10,633        10,081       250,000         9,985       250,000
                   ------------------------------------------------------------------------------------------------------------
                        8         43          1,838         12,439        12,071       250,000        11,952       250,000
                   ------------------------------------------------------------------------------------------------------------
                        9         44          1,838         14,310        14,310       250,000        13,982       250,000
                   ------------------------------------------------------------------------------------------------------------
                       10         45          1,838         16,249        16,249       250,000        16,076       250,000
                   ------------------------------------------------------------------------------------------------------------
                       11         46          1,838         18,255        18,255       250,000        18,049       250,000
                   ------------------------------------------------------------------------------------------------------------
                       12         47          1,838         20,324        20,324       250,000        20,083       250,000
                   ------------------------------------------------------------------------------------------------------------
                       13         48          1,838         22,460        22,460       250,000        22,180       250,000
                   ------------------------------------------------------------------------------------------------------------
                       14         49          1,838         24,663        24,663       250,000        24,339       250,000
                   ------------------------------------------------------------------------------------------------------------
                       15         50          1,838         26,930        26,930       250,000        26,557       250,000
                   ------------------------------------------------------------------------------------------------------------
                       16         51          1,838         29,271        29,271       250,000        28,843       250,000
                   ------------------------------------------------------------------------------------------------------------
                       17         52          1,838         31,681        31,681       250,000        31,192       250,000
                   ------------------------------------------------------------------------------------------------------------
                       18         53          1,838         34,153        34,153       250,000        33,597       250,000
                   ------------------------------------------------------------------------------------------------------------
                       19         54          1,838         36,683        36,683       250,000        36,049       250,000
                   ------------------------------------------------------------------------------------------------------------
                       20         55          1,838         39,264        39,264       250,000        38,543       250,000
                   ------------------------------------------------------------------------------------------------------------
                       25         60          1,838         52,698        52,698       250,000        51,353       250,000
                   ------------------------------------------------------------------------------------------------------------
                       30         65          1,838         65,220        65,220       250,000        62,736       250,000
                   ------------------------------------------------------------------------------------------------------------
                       35         70          1,838         77,180        77,180       250,000        67,621       250,000
                   ------------------------------------------------------------------------------------------------------------
                       40         75          1,838         90,660        90,660       250,000        54,408       250,000
                   ------------------------------------------------------------------------------------------------------------
                       45         80          1,838        101,345       101,345       250,000             0             0
                   ------------------------------------------------------------------------------------------------------------
                       50         85          1,838        100,048       100,048       250,000             0             0
                   ------------------------------------------------------------------------------------------------------------
                       55         90          1,838         51,717        51,717       250,000             0             0
                   ------------------------------------------------------------------------------------------------------------
                       58         93          1,838              0             0             0             0             0
                   ------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

                   Prepared for: John Doe                                               ANNUAL Premium:        $    1,838
                   MALE   Age 35     NON-SMOKER             Riders: NONE                Option A Face amount:  $  250,000
                   ------------------------------------------------------------------------------------------------------------
                                              12.00 % Hypothetical Gross Annual Rate of Return
                   ============================================================================================================
                                                                  Current Charges                   Guaranteed Charges
                   ============================================================================================================
                   End of     Age       Net Annual      Account      Surrender        Death       Surrender       Death
                    Year                  Outlay         Value         Value         Benefit        Value        Benefit
                   ------------------------------------------------------------------------------------------------------------
                        1         36          1,838          1,196           645       250,000           645       250,000
                   ------------------------------------------------------------------------------------------------------------
                        2         37          1,838          2,735         2,184       250,000         2,171       250,000
                   ------------------------------------------------------------------------------------------------------------
                        3         38          1,838          4,403         3,851       250,000         3,824       250,000
                   ------------------------------------------------------------------------------------------------------------
                        4         39          1,838          6,209         5,658       250,000         5,615       250,000
                   ------------------------------------------------------------------------------------------------------------
                        5         40          1,838          8,171         7,620       250,000         7,557       250,000
                   ------------------------------------------------------------------------------------------------------------
                        6         41          1,838         10,293         9,742       250,000         9,657       250,000
                   ------------------------------------------------------------------------------------------------------------
                        7         42          1,838         12,591        12,040       250,000        11,932       250,000
                   ------------------------------------------------------------------------------------------------------------
                        8         43          1,838         15,084        14,716       250,000        14,580       250,000
                   ------------------------------------------------------------------------------------------------------------
                        9         44          1,838         17,786        17,602       250,000        17,434       250,000
                   ------------------------------------------------------------------------------------------------------------
                       10         45          1,838         20,718        20,718       250,000        20,513       250,000
                   ------------------------------------------------------------------------------------------------------------
                       11         46          1,838         23,897        23,897       250,000        23,649       250,000
                   ------------------------------------------------------------------------------------------------------------
                       12         47          1,838         27,346        27,346       250,000        27,050       250,000
                   ------------------------------------------------------------------------------------------------------------
                       13         48          1,838         31,091        31,091       250,000        30,741       250,000
                   ------------------------------------------------------------------------------------------------------------
                       14         49          1,838         35,160        35,160       250,000        34,748       250,000
                   ------------------------------------------------------------------------------------------------------------
                       15         50          1,838         39,583        39,583       250,000        39,100       250,000
                   ------------------------------------------------------------------------------------------------------------
                       16         51          1,838         44,411        44,411       250,000        43,847       250,000
                   ------------------------------------------------------------------------------------------------------------
                       17         52          1,838         49,682        49,682       250,000        49,028       250,000
                   ------------------------------------------------------------------------------------------------------------
                       18         53          1,838         55,442        55,442       250,000        54,684       250,000
                   ------------------------------------------------------------------------------------------------------------
                       19         54          1,838         61,740        61,740       250,000        60,865       250,000
                   ------------------------------------------------------------------------------------------------------------
                       20         55          1,838         68,638        68,638       250,000        67,627       250,000
                   ------------------------------------------------------------------------------------------------------------
                       25         60          1,838        114,972       114,972       250,000       112,954       250,000
                   ------------------------------------------------------------------------------------------------------------
                       30         65          1,838        191,773       191,773       250,000       187,874       250,000
                   ------------------------------------------------------------------------------------------------------------
                       35         70          1,838        322,567       322,567       374,178       314,643       364,986
                   ------------------------------------------------------------------------------------------------------------
                       40         75          1,838        537,955       537,955       575,612       520,271       556,691
                   ------------------------------------------------------------------------------------------------------------
                       45         80          1,838        894,036       894,036       938,738       857,683       900,567
                   ------------------------------------------------------------------------------------------------------------
                       50         85          1,838      1,471,234     1,471,234     1,544,796     1,392,389     1,462,008
                   ------------------------------------------------------------------------------------------------------------
                       55         90          1,838      2,391,212     2,391,212     2,510,773     2,220,081     2,331,085
                   ------------------------------------------------------------------------------------------------------------
                       60         95          1,838      3,902,562     3,902,562     3,941,587     3,567,421     3,603,095
                   ------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

                   Prepared for: John Doe                                               ANNUAL Premium:        $    1,838
                   MALE   Age 35     NON-SMOKER             Riders: NONE                Option B Face amount:  $  250,000
                   ------------------------------------------------------------------------------------------------------------
                                               0.00 % Hypothetical Gross Annual Rate of Return
                   ============================================================================================================
                                                                  Current Charges                   Guaranteed Charges
                   ============================================================================================================
                   End of     Age       Net Annual      Account      Surrender        Death       Surrender       Death
                    Year                  Outlay         Value         Value         Benefit        Value        Benefit
                   ------------------------------------------------------------------------------------------------------------
                        1         36          1,838          1,025           474       251,025           474       251,025
                   ------------------------------------------------------------------------------------------------------------
                        2         37          1,838          2,238         1,687       252,238         1,674       252,226
                   ------------------------------------------------------------------------------------------------------------
                        3         38          1,838          3,398         2,847       253,398         2,823       253,374
                   ------------------------------------------------------------------------------------------------------------
                        4         39          1,838          4,505         3,954       254,505         3,918       254,469
                   ------------------------------------------------------------------------------------------------------------
                        5         40          1,838          5,560         5,008       255,560         4,958       255,509
                   ------------------------------------------------------------------------------------------------------------
                        6         41          1,838          6,553         6,001       256,553         5,937       256,488
                   ------------------------------------------------------------------------------------------------------------
                        7         42          1,838          7,483         6,932       257,483         6,854       257,405
                   ------------------------------------------------------------------------------------------------------------
                        8         43          1,838          8,352         7,984       258,352         7,890       258,258
                   ------------------------------------------------------------------------------------------------------------
                        9         44          1,838          9,152         8,969       259,152         8,859       259,043
                   ------------------------------------------------------------------------------------------------------------
                       10         45          1,838          9,884         9,884       259,884         9,757       259,757
                   ------------------------------------------------------------------------------------------------------------
                       11         46          1,838         10,541        10,541       260,541        10,394       260,394
                   ------------------------------------------------------------------------------------------------------------
                       12         47          1,838         11,116        11,116       261,116        10,950       260,950
                   ------------------------------------------------------------------------------------------------------------
                       13         48          1,838         11,609        11,609       261,609        11,421       261,421
                   ------------------------------------------------------------------------------------------------------------
                       14         49          1,838         12,014        12,014       262,014        11,803       261,803
                   ------------------------------------------------------------------------------------------------------------
                       15         50          1,838         12,326        12,326       262,326        12,088       262,088
                   ------------------------------------------------------------------------------------------------------------
                       16         51          1,838         12,539        12,539       262,539        12,274       262,274
                   ------------------------------------------------------------------------------------------------------------
                       17         52          1,838         12,642        12,642       262,642        12,347       262,347
                   ------------------------------------------------------------------------------------------------------------
                       18         53          1,838         12,620        12,620       262,620        12,293       262,293
                   ------------------------------------------------------------------------------------------------------------
                       19         54          1,838         12,456        12,456       262,456        12,093       262,093
                   ------------------------------------------------------------------------------------------------------------
                       20         55          1,838         12,136        12,136       262,136        11,732       261,732
                   ------------------------------------------------------------------------------------------------------------
                       25         60          1,838          7,622         7,622       257,622         6,943       256,943
                   ------------------------------------------------------------------------------------------------------------
                       30         65          1,838              0             0       250,000             0       250,000
                   ------------------------------------------------------------------------------------------------------------
                       31         66          1,838              0             0             0             0             0
                   ------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

                   Prepared for: John Doe                                               ANNUAL Premium:        $    1,838
                   MALE   Age 35     NON-SMOKER             Riders: NONE                Option B Face amount:  $  250,000
                   ------------------------------------------------------------------------------------------------------------
                                               8.00 % Hypothetical Gross Annual Rate of Return
                   ============================================================================================================
                                                                  Current Charges                   Guaranteed Charges
                   ============================================================================================================
                   End of     Age       Net Annual      Account      Surrender        Death       Surrender       Death
                    Year                  Outlay         Value         Value         Benefit        Value        Benefit
                   ------------------------------------------------------------------------------------------------------------
                        1         36          1,838          1,137           586       251,137           586       251,137
                   ------------------------------------------------------------------------------------------------------------
                        2         37          1,838          2,559         2,008       252,559         1,995       252,546
                   ------------------------------------------------------------------------------------------------------------
                        3         38          1,838          4,038         3,486       254,038         3,460       254,011
                   ------------------------------------------------------------------------------------------------------------
                        4         39          1,838          5,574         5,022       255,574         4,981       255,533
                   ------------------------------------------------------------------------------------------------------------
                        5         40          1,838          7,171         6,619       257,171         6,560       257,112
                   ------------------------------------------------------------------------------------------------------------
                        6         41          1,838          8,822         8,271       258,822         8,193       258,744
                   ------------------------------------------------------------------------------------------------------------
                        7         42          1,838         10,529         9,978       260,529         9,879       260,430
                   ------------------------------------------------------------------------------------------------------------
                        8         43          1,838         12,294        11,927       262,294        11,804       262,172
                   ------------------------------------------------------------------------------------------------------------
                        9         44          1,838         14,114        13,930       264,114        13,782       263,966
                   ------------------------------------------------------------------------------------------------------------
                       10         45          1,838         15,989        15,989       265,989        15,812       265,812
                   ------------------------------------------------------------------------------------------------------------
                       11         46          1,838         17,916        17,916       267,916        17,704       267,704
                   ------------------------------------------------------------------------------------------------------------
                       12         47          1,838         19,888        19,888       269,888        19,640       269,640
                   ------------------------------------------------------------------------------------------------------------
                       13         48          1,838         21,908        21,908       271,908        21,619       271,619
                   ------------------------------------------------------------------------------------------------------------
                       14         49          1,838         23,969        23,969       273,969        23,634       273,634
                   ------------------------------------------------------------------------------------------------------------
                       15         50          1,838         26,067        26,067       276,067        25,680       275,680
                   ------------------------------------------------------------------------------------------------------------
                       16         51          1,838         28,204        28,204       278,204        27,761       277,761
                   ------------------------------------------------------------------------------------------------------------
                       17         52          1,838         30,371        30,371       280,371        29,863       279,863
                   ------------------------------------------------------------------------------------------------------------
                       18         53          1,838         32,552        32,552       282,552        31,973       281,973
                   ------------------------------------------------------------------------------------------------------------
                       19         54          1,838         34,732        34,732       284,732        34,073       284,074
                   ------------------------------------------------------------------------------------------------------------
                       20         55          1,838         36,896        36,896       286,896        36,147       286,147
                   ------------------------------------------------------------------------------------------------------------
                       25         60          1,838         46,768        46,768       296,768        45,373       295,373
                   ------------------------------------------------------------------------------------------------------------
                       30         65          1,838         51,420        51,420       301,420        48,900       298,900
                   ------------------------------------------------------------------------------------------------------------
                       35         70          1,838         48,880        48,880       298,880        37,876       287,876
                   ------------------------------------------------------------------------------------------------------------
                       40         75          1,838         38,392        38,392       288,392             0             0
                   ------------------------------------------------------------------------------------------------------------
                       45         80          1,838          7,636         7,636       257,636             0             0
                   ------------------------------------------------------------------------------------------------------------
                       46         81          1,838              0             0             0             0             0
                   ------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE

                   Prepared for: John Doe                                               ANNUAL Premium:        $    1,838
                   MALE   Age 35     NON-SMOKER             Riders: NONE                Option B Face amount:  $  250,000
                   ------------------------------------------------------------------------------------------------------------
                                              12.00 % Hypothetical Gross Annual Rate of Return
                   ============================================================================================================
                                                                  Current Charges                   Guaranteed Charges
                   ============================================================================================================
                   End of     Age       Net Annual      Account      Surrender        Death       Surrender       Death
                    Year                  Outlay         Value         Value         Benefit        Value        Benefit
                   ------------------------------------------------------------------------------------------------------------
                        1         36          1,838          1,193           642       251,193           642       251,193
                   ------------------------------------------------------------------------------------------------------------
                        2         37          1,838          2,727         2,176       252,727         2,162       252,714
                   ------------------------------------------------------------------------------------------------------------
                        3         38          1,838          4,385         3,833       254,385         3,806       254,357
                   ------------------------------------------------------------------------------------------------------------
                        4         39          1,838          6,176         5,625       256,176         5,582       256,133
                   ------------------------------------------------------------------------------------------------------------
                        5         40          1,838          8,116         7,565       258,116         7,501       258,052
                   ------------------------------------------------------------------------------------------------------------
                        6         41          1,838         10,208         9,657       260,208         9,571       260,122
                   ------------------------------------------------------------------------------------------------------------
                        7         42          1,838         12,465        11,914       262,465        11,803       262,354
                   ------------------------------------------------------------------------------------------------------------
                        8         43          1,838         14,904        14,536       264,904        14,396       264,764
                   ------------------------------------------------------------------------------------------------------------
                        9         44          1,838         17,535        17,351       267,535        17,178       267,362
                   ------------------------------------------------------------------------------------------------------------
                       10         45          1,838         20,375        20,375       270,375        20,164       270,164
                   ------------------------------------------------------------------------------------------------------------
                       11         46          1,838         23,438        23,438       273,438        23,182       273,182
                   ------------------------------------------------------------------------------------------------------------
                       12         47          1,838         26,739        26,739       276,739        26,433       276,433
                   ------------------------------------------------------------------------------------------------------------
                       13         48          1,838         30,298        30,298       280,298        29,935       279,935
                   ------------------------------------------------------------------------------------------------------------
                       14         49          1,838         34,135        34,135       284,135        33,706       283,706
                   ------------------------------------------------------------------------------------------------------------
                       15         50          1,838         38,269        38,269       288,269        37,765       287,765
                   ------------------------------------------------------------------------------------------------------------
                       16         51          1,838         42,737        42,737       292,737        42,148       292,148
                   ------------------------------------------------------------------------------------------------------------
                       17         52          1,838         47,562        47,562       297,562        46,876       296,876
                   ------------------------------------------------------------------------------------------------------------
                       18         53          1,838         52,767        52,767       302,767        51,970       301,970
                   ------------------------------------------------------------------------------------------------------------
                       19         54          1,838         58,377        58,377       308,377        57,453       307,453
                   ------------------------------------------------------------------------------------------------------------
                       20         55          1,838         64,421        64,421       314,421        63,351       313,351
                   ------------------------------------------------------------------------------------------------------------
                       25         60          1,838        102,349       102,349       352,349       100,181       350,181
                   ------------------------------------------------------------------------------------------------------------
                       30         65          1,838        155,456       155,456       405,456       151,212       401,212
                   ------------------------------------------------------------------------------------------------------------
                       35         70          1,838        233,370       233,370       483,370       218,233       468,233
                   ------------------------------------------------------------------------------------------------------------
                       40         75          1,838        354,604       354,604       604,604       300,340       550,340
                   ------------------------------------------------------------------------------------------------------------
                       45         80          1,838        537,471       537,471       787,471       388,506       638,506
                   ------------------------------------------------------------------------------------------------------------
                       50         85          1,838        807,684       804,684     1,057,685       464,815       714,815
                   ------------------------------------------------------------------------------------------------------------
                       55         90          1,838      1,189,654     1,189,654     1,439,654       487,271       737,271
                   ------------------------------------------------------------------------------------------------------------
                       60         95          1,838      1,762,950     1,762,950     2,012,950       394,553       644,553
                   ------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATE OF RETURN FOR THE FUND PORTFOLIOS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY ANLIC OR THE FUNDS THAT THIS HYPOTHETICAL INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER A PERIOD OF TIME.

                                 APPENDIX B --

            AUTOMATIC REBALANCING AND DOLLAR COST AVERAGING PROGRAMS


           To assist the Owner in making a premium allocation decision among Sub-accounts, ANLIC offers automatic transfer programs. These programs are designed to meet individual needs of the Owner and are not guaranteed to improve performance of the Policy.

           The Owner may elect the Automatic Rebalancing Program which will adjust values in the Sub-accounts to align with a specific percentage of total value in the Variable Account. By placing a written allocation election form on file with ANLIC, the Owner may have amounts automatically transferred from the Sub-accounts on either a quarterly, semi-annual or annual basis.

           The Owner chooses the percentages to be used under the Automatic Rebalancing Program. To assist the Owner, TAG representatives offer a service created by Ibbotson Associates to match the Owner's risk tolerance and investment objectives with a model Sub-account percentage allocation formula. To use this service, the Owner first completes a questionnaire about risk tolerance and Policy performance objectives. The TAG representative uses the completed responses to match the Owner's needs to one of ten different model percentage allocation formulas designed by Ibbotson. The Owner may then elect to follow the recommended percentage allocation formula, or select a different formula.

           Ibbotson Associates provides a valuable service to an Owner who seeks to follow the science of asset allocation. Some research studies have shown that the asset allocation decision is the single largest determinant of Portfolio performance. Asset allocation combines the concepts of asset-liability management, mean-variance optimization, simulation and economic forecasting. Its objectives are to match asset classes and strategies to achieve better returns, to reduce volatility and to attain specific goals such as avoidance of interest rate or market risk.

           As an alternative, ANLIC also offers the Owner the option to elect the Dollar Cost Averaging Program. Dollar cost averaging is a long term investment method that uses periodic premium allocations from the CRI Money Market Sub-account to other Sub-accounts. Under the theory of dollar cost averaging, the Owner may pursue a strategy of regular and systematic purchases to take advantage of market value fluctuations. More Sub-account accumulation units will be purchased when Sub-account unit values are low and fewer units will be purchased when unit values are high. There is no guarantee that the Dollar Cost Averaging Program will protect against market loss or improve performance of the Policy.

           The Dollar Cost Averaging Program provides a valuable service to an Owner who is able to sustain a long term transfer schedule and who seeks to avoid the volatility often associated with equity investments.

                              FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS (STATUTORY BASIS)




ACACIA NATIONAL LIFE INSURANCE COMPANY




DECEMBER 31, 1996 AND 1995




Report of Independent Accountants....................................1-2
Statements of Financial Condition......................................3
Statements of Operations and Changes
   in Capital and Surplus..............................................4
Statements of Cash Flows...............................................5
Notes to Financial Statements.......................................6-15
Supplemental Schedule of Assets and Liabilities....................16-18

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statutory statements of financial condition of Acacia National Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated February 14, 1996, we expressed our opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia ("SAP") presented fairly, in all material respects, the financial position of Acacia National Life Insurance Company as of December 31, 1995, and the results of its operations, and its cash flows for the year then ended in conformity with generally accepted accounting principles ("GAAP"). As described in Note 1 to the financial statements, financial statements of mutual life insurance enterprises and their stock life insurance subsidiaries issued or reissued after 1996, and prepared in accordance with SAP, are no longer considered to be presentations in conformity with GAAP. Accordingly, our present opinion on the 1995 financial statements as presented herein is different from that expressed in our previous report.

As described more fully in Note 1 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation of Commission, Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Acacia National Life Insurance Company as of December 31, 1996 and 1995 or the results of its operations or its cash flows for the years then ended.

In our opinion, however, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by the National Association of Insurance Commissioners. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.




Washington, D.C.
February 18, 1997

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF FINANCIAL CONDITION (STATUTORY BASIS)




                                                                                                    DECEMBER 31,
                                                                                       1996                         1995
                                                                                 -------------------           -------------------
                                                                                                    (IN THOUSANDS)
ASSETS
Debt securities                                                                  $          596,394          $            484,895
Equity securities                                                                             2,405                         2,272
Policy loans                                                                                  8,091                         6,701
Cash and cash equivalents                                                                    16,246                        19,987
Accrued investment income                                                                    10,520                         8,558
Separate account assets                                                                       6,433                             3
Other assets                                                                                  2,718                         1,146
                                                                                 -------------------         ---------------------
                                                              TOTAL ASSETS       $          642,807          $            523,562
                                                                                 ===================         =====================


LIABILITIES
Insurance and annuity reserves                                                   $          539,065          $            447,081
Deposit administration contracts and other
    deposit reserves                                                                         25,659                        24,683
Other policyowner funds                                                                      19,633                        14,405
Policy claims                                                                                 2,821                           880
Interest maintenance reserve                                                                  2,230                         2,213
Asset valuation reserve                                                                       5,712                         4,645
Separate account liabilities                                                                  6,433                             3
Other liabilities                                                                            11,613                         2,877
                                                                                 -------------------         ---------------------
                                                         TOTAL LIABILITIES                  613,166                       496,787

STOCKHOLDER'S EQUITY
Preferred stock, 8% non-voting, non-cumulative, $1,000 par value,
     10,000 shares authorized; 6,000 shares issued and outstanding                            6,000                          ---
Common stock, $170 par value; 15,000 shares authorized
     issued and oustanding                                                                    2,550                         2,550
Additional paid-in capital                                                                   13,450                         7,450
Surplus                                                                                       7,641                        16,775
                                                                                 -------------------         ---------------------
                                                TOTAL STOCKHOLDER'S EQUITY                   29,641                        26,775
                                                                                 -------------------         ---------------------
                                TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY       $          642,807          $            523,562
                                                                                 ===================         =====================

SEE NOTES TO FINANCIAL STATEMENTS.
                                       3

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS (STATUTORY BASIS)



                                                                                          FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                 1996                             1995
                                                                           ------------------              -------------------
                                                                                              (IN THOUSANDS)
INCOME
Premiums and annuity considerations                                        $          42,444                $          41,281
Net investment income                                                                 45,701                           40,888
Supplementary contracts                                                               12,589                            9,388
Other fund deposits                                                                    3,845                            4,172
                                                                           ------------------               ------------------
                                                                                     104,579                           95,729
BENEFITS AND EXPENSES
Benefits for policyholders and beneficiaries:
    Benefit payments, surrenders, and withdrawals                                    114,085                           53,831
    Increase (decrease) in insurance and annuity reserves                            (24,741)                          31,851
    Increase (decrease) in deposit administration funds                                  977                           (2,977)
                                                                           ------------------               ------------------
                                                                                      90,321                           82,705

Commissions to managing directors
    and account managers                                                               3,146                            2,045
Operating expenses allocated
    from Acacia Mutual                                                                13,539                            7,736
Other operating expenses and taxes                                                       162                              402
                                                                           ------------------               ------------------
                                                                                     107,168                           92,888
                                                                           ------------------               ------------------
    NET (LOSS) GAIN FROM OPERATIONS BEFORE FEDERAL
                        INCOME TAXES AND REALIZED CAPITAL LOSSES                      (2,589)                           2,841

Federal income tax (expense) benefit                                                    (642)                              53
                                                                           ------------------               ------------------

                          NET (LOSS) GAIN FROM OPERATIONS BEFORE
                                         REALIZED CAPITAL LOSSES                      (3,231)                           2,894

REALIZED CAPITAL LOSSES
Net realized capital gains (losses)                                                      339                             (418)
Capital gains taxes                                                                     (335)                            (228)
Transferred to interest maintenance reserve                                             (224)                            (433)
                                                                           ------------------               ------------------
                                     NET REALIZED CAPITAL LOSSES                        (220)                          (1,079)

                                                                           ------------------               ------------------
                                               NET (LOSS) INCOME                      (3,451)                           1,815

Capital and surplus, beginning of year                                                26,775                           25,043
Contribution of additional paid-in capital                                             6,000                              ---
Issuance of preferred stock                                                            6,000                              ---
Increase in asset valuation reserve                                                   (1,068)                            (647)
Increase in net unrealized capital gains                                                 323                              564
Increase in non-admitted assets                                                       (4,938)                             ---
                                                                           ------------------               ------------------
                                CAPITAL AND SURPLUS, END OF YEAR           $          29,641                $          26,775
                                                                           ==================               ==================

SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS (STATUTORY BASIS)



                                                                                          FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                         1996               1995
                                                                                    --------------     --------------
                                                                                              (IN THOUSANDS)

OPERATING ACTIVITIES
Premiums and annuity considerations                                                $        42,453    $       41,430
Other premiums, considerations and deposits                                                 12,589             9,388
Net investment income received                                                              43,220            40,648
Cash and short-term investments received from
    execution of assumption reinsurance agreement                                           52,671               ---
Annuity and other fund deposits                                                              4,069             4,161
Benefits paid to policyholders                                                             (10,092)          (50,714)
Commissions and other expenses paid                                                        (16,601)          (10,953)
Surrender benefits and other fund withdrawals paid                                        (103,994)           (1,551)
Federal and state income tax paid                                                              (41)             (361)
                                                                                    ---------------    --------------
                           NET CASH PROVIDED BY OPERATING ACTIVITIES                        24,274            32,048

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
    Bonds                                                                                   52,368            42,530
    Equities                                                                                   191             1,561
    Mortgage loans                                                                             ---                60
Cost of investments acquired:
    Bonds                                                                                  (92,269)          (71,544)
    Equities                                                                                   ---              (228)
    Partnership and other interests                                                           (435)              ---
Net change in policy loans and premium notes                                                   210               ---
                                                                                    ---------------    --------------
                               NET CASH USED IN INVESTING ACTIVITIES                       (39,935)          (27,621)

FINANCING ACTIVITIES
Cash provided:
     Issuance of preferred stock                                                             6,000               ---
    Capital contribution                                                                     6,000               ---
Cash applied:
    Other applications                                                                         (80)           (9,769)
                                                                                    ---------------    --------------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                     11,920            (9,769)

                               DECREASE IN CASH AND CASH EQUIVALENTS                        (3,741)           (5,342)

                        CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                        19,987            25,329
                                                                                    ---------------    --------------

                              CASH AND CASH EQUIVALENTS, END OF YEAR               $        16,246    $       19,987
                                                                                    ===============    ==============

NON-CASH TRANSACTIONS:

Non-cash items received from execution of assumption
     reinsurance agreement:
       Investment in bonds                                                                 $68,429               ---
       Policy loans                                                                         $1,600               ---
       Annuity reserve liabilities                                                        $127,851               ---


SEE NOTES TO FINANCIAL STATEMENTS

ACACIA NATIONAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1996 AND 1995

1.  SIGNIFICANT ACCOUNTING POLICIES

Acacia National Life Insurance Company (the Company), a wholly-owned subsidiary of Acacia Mutual Life Insurance Company (Acacia Mutual), underwrites and markets deferred and immediate annuities and life insurance products within the United States. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company. Acacia Mutual and its wholly-owned subsidiaries are collectively known as The Acacia Group (the Group). Other members of the Group include Acacia Financial Corporation and its subsidiaries, Acacia Federal Savings Bank, Calvert Group, Ltd. and The Advisors Group, Inc.

The Company, domiciled in Virginia, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial statements prepared in accordance with SAP were also considered to be in conformity with generally accepted accounting principles ("GAAP") prior to the issuance of the pronouncements described below. In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," indicating that the financial statements of mutual life insurance companies and their stock life insurance company subsidiaries prepared on the basis of statutory accounting principles will no longer be considered to be in conformity with GAAP. In January 1995, the FASB issued Statement No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long - Duration Participating Contracts" which defers the effective date of Interpretation No. 40 to fiscal years beginning after December 15, 1995 and extends the requirements of Statements No. 60, 97 and 113 to mutual life enterprises. In addition, Statement No. 120 requires that the accounting for certain participating life insurance contracts described in Statement of Position 95-1, "Accounting for Certain Insurance

Activities of Mutual Life Enterprises," be applied to contracts that meet the conditions set forth in this Statement. As required by generally accepted auditing standards, the opinion currently expressed by our independent accountants on the 1995 financial statements is different from that expressed in their previous report. The effects of the changes from existing statutory practices required upon adoption of GAAP have not been determined at this time.

Management is in the process of preparing financial statements in conformity with GAAP. In general, the SAP basis of accounting varies in certain respects from GAAP in that:

- Acquisition costs incurred at policy issuance, such as commissions and other costs in connection with acquiring new business, are charged to expense in the year in which they are incurred, rather than being deferred and amortized over the periods benefited.

- Certain assets designated as "non-admitted' are excluded from the balance sheets by a direct charge to unassigned surplus.

- The asset valuation reserve and interest maintenance reserve are not recorded for GAAP purposes.

- Federal income taxes are computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and are based solely on currently taxable income. Under GAAP, the recognition of deferred tax liabilities and assets is required for the expected future tax consequences of temporary differences between the carrying amounts for financial statements purposes and the tax basis of other assets and liabilities.

- The liability for policy reserves is based on statutory assumptions for interest and mortality without considerations of withdrawals, rather than assumptions for interest, mortality and withdrawals based on actual experience.

- Premiums for universal life, single premium non-life contingent immediate annuity and single premium deferred annuity contracts are reported as premium income or fund deposits rather than additions to liabilities.

- Reinsurance ceded to other companies is reported on a net basis for premium revenue, benefits and underwriting, acquisition and insurance expenses, and policy reserves and accruals. Under GAAP, claims are reported separately in the balance sheet as a reinsurance recoverable asset.

- Debt securities are generally carried at amortized costs, whereas, under GAAP, investments in debt securities are stated at amortized cost or current market values depending on the classification pursuant to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. Any difference between cost and current market values of debt securities classified as available-for-sale, net of deferred income taxes or benefit and related deferred acquisition cost effects, is reported as a separate component in GAAP policyowner surplus and does not affect net income.

VALUATION OF ASSETS

Debt and equity securities are valued in accordance with rules prescribed by the NAIC. Debt securities are generally stated at amortized cost, preferred stocks at cost and common stocks at market value. Mortgage loans and policy loans are recorded at their unpaid balance. Discount or premium on debt securities is amortized using the interest method. Unrealized capital gains and losses are reflected directly in surplus and are not included in net income. Realized gains and losses are determined on a first-in, first-out basis and are presented in the statements of operations, net of taxes and excluding amounts transferred to the Interest Maintenance Reserve.

As prescribed by the NAIC, the Company maintains an Asset Valuation Reserve
(AVR). The purpose of the AVR is to stabilize surplus against fluctuations in the value of stocks and declines in the value of bonds, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to surplus.

As also prescribed by the NAIC, the Company maintains an Interest Maintenance Reserve, which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income using schedules prescribed by the NAIC over the remaining period to expected maturity of the individual securities sold.

CASH EQUIVALENTS

The Company considers overnight repurchase agreements, money market funds and short-term investments with original maturities of less than three months at the time of acquisition to be cash equivalents. Cash equivalents are carried at cost.

POLICY RESERVES

Life policy reserves are computed by using the Commissioners Reserve Valuation Method and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Policy claims in process of settlement include provision for reported claims and claims incurred but not reported. The valuation rates for fixed immediate and deferred annuities range between 6.0% and 11.5% as of December 31, 1996.

PREMIUMS AND RELATED EXPENSE

Premiums are recognized as income over the premium paying period of the policies. Annuity considerations and fund deposits are included in revenue as received. Commissions and other policy acquisition costs are expensed as incurred.

REINSURANCE

The Company cedes reinsurance to provide for greater diversification of business, additional capacity for growth as well as a way for management to control exposure to potential losses arising from large risks. A significant portion of reinsurance is ceded to Acacia Mutual.

The excess of the amount of liabilities assumed over the amount of assets received upon execution of an assumption reinsurance agreement is recorded as goodwill, a non-admitted asset, and charged directly to surplus. Goodwill is being amortized over a period of ten years using the interest method.

FEDERAL INCOME TAXES

The Company files a consolidated tax return with the Group. Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between financial reporting and taxable income. Such temporary differences arise primarily from Internal Revenue Code requirements regarding the capitalization and amortization of deferred policy acquisition costs, calculation of life insurance reserves and recognition of realized gains or losses on bond sales.

SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain life insurance and annuity contracts, for which the investment risk lies solely with the holder of the contract rather than the Company. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the statements of operations and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

RECLASSIFICATIONS

Certain reclassifications of 1995 amounts were made to conform with the 1996 financial statement presentation.

2.  INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS

($ IN THOUSANDS)
                                              DECEMBER 31, 1996                    DECEMBER 31, 1995
                                              -----------------                    -----------------
                                            CARRYING           FAIR             CARRYING          FAIR
                                             AMOUNT            VALUE             AMOUNT           VALUE
                                             ------            -----             ------           -----
FINANCIAL ASSETS:
  Debt securities                           $596,394          $620,368           $484,895         $525,694
  Equity securities                            2,405             2,773              2,272            2,573
  Mortgage loans                                  47                50                 47               45
  Cash and cash equivalents                   16,246            16,246             19,987           19,987
FINANCIAL LIABILITIES:
  Investment-type insurance
         contracts                          $440,645          $512,452           $351,833         $408,583

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks and mortgage backed securities) are based on quoted market prices, where available. For fixed maturity securities not actively traded and for private placements, fair values are estimated using values obtained from independent pricing services. The fair values for equity securities are based on quoted market prices.

CASH AND CASH EQUIVALENTS: The statement values reported in the Statements of Financial Condition for these instruments approximate their fair values.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The statement values for the deposit administration contact and supplementary contracts without life contingencies approximate their fair values.

INVESTMENTS

The statement values and estimated fair values of the Company's investments in debt securities are as follows:

($ IN THOUSANDS)                                                    GROSS            GROSS
                                                STATEMENT        UNREALIZED       UNREALIZED           FAIR
                                                 VALUE              GAINS            LOSSES            VALUE
                                                 -----              -----            ------            -----
AT DECEMBER 31, 1996

U.S. government and agencies                    $117,448            $ 7,161         $   (28)          $124,581
Other government                                   3,300                 23             ---              3,323
Mortgaged backed securities                      153,001              2,641          (1,627)           154,015
Corporate                                        322,645             17,503          (1,699)           338,449
                                                --------            -------         --------          --------
                                                $596,394            $27,328         $(3,354)          $620,368
                                                ========            =======         =========         ========

AT DECEMBER 31, 1995
U.S. government and agencies                    $ 78,649            $10,904         $    ---          $ 89,553
Other government                                   3,300                 20              ---             3,320
Mortgaged backed securities                      129,879              4,857             (312)          134,424
Corporate                                        273,067             26,113            ( 783)          298,397
                                                --------            -------         ---------         --------
                                                $484,895            $41,894         $ (1,095)         $525,694
                                                ========            =======         =========         ========

The amortized cost and estimated fair value of debt securities, by contractual maturity at December 31, 1996 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

($ IN THOUSANDS)
                                       STATEMENT                     FAIR
                                         VALUE                       VALUE
                                       --------                    --------

Maturities in 1997                     $ 14,248                    $ 14,343
In 1998 to 2001                         156,080                     166,240
In 2002 to 2006                         155,234                     160,275
After 2006                              117,831                     125,495
Mortgaged-backed securities             153,001                     154,015
                                       --------                    --------
                                       $596,394                    $620,368
                                       ========                    ========

Proceeds from dispositions of investments in debt securities during 1996 were $52.4 million; gross gains of $355 thousand and gross losses of $16 thousand were realized on those sales. Proceeds from dispositions of investments in debt securities during 1995 were $44.2 million; gross gains of $770 thousand and gross losses of $1.2 million were realized on those sales.

Investment income is net of expenses of $1.4 million in 1996 and $969 thousand in 1995.

INVESTMENT PORTFOLIO CREDIT RISK

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1996 and 1995, approximately $2.7 million and $5.7 million, respectively, in debt security investments (.5% and 1.2%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC.

4. REINSURANCE

The Company reinsures all life insurance risks over its retention limit of $10 thousand per policy under yearly renewable term insurance agreements with Acacia Mutual and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Reinsurance premiums are recorded as a reduction of premium income. Commission and expense allowances are recorded as an increase in income.
Benefits are reported net of amounts received from reinsurers.

Premiums and benefits have been reduced by amounts reinsured as follows:

($ IN THOUSANDS)
                                                                       1996                       1995
                                                                     -------                    ------
Premiums ceded:
  Acacia Mutual                                                       $3,559                     $3,488
  Others                                                                 540                        535
                                                                      ------                     ------
Total premium ceded                                                   $4,099                     $4,023
                                                                      ======                     ======

Death benefits reimbursed:
  Acacia Mutual                                                       $3,380                     $2,018
  Other                                                                1,841                      2,213
                                                                      ------                     ------
Total benefits reimbursed                                             $5,221                     $4,231
                                                                      ======                     ======

Amounts recoverable on paid and unpaid losses:
  Acacia Mutual                                                         $424                       $358
  Other                                                                   24                        377
                                                                       -----                       ----
Total amounts recoverable on paid
    and unpaid losses                                                   $448                       $735
                                                                        ====                       ====

Policy reserves                                                       $3,617                     $3,486
                                                                      ======                     ======

ASSUMPTION REINSURANCE AGREEMENT

Effective May 31, 1996 under an assumption reinsurance agreement, the Company assumed certain assets and liabilities relating to annuities previously underwritten by the National American Life Insurance Company (NALICO), which had been in rehabilitation. Under the agreement, the Company assumed fixed annuity policies with statutory liabilities of $127.9 million. The Company received from NALICO assets with a fair value of approximately $122.7 in assets, consisting principally of investment grade bonds and short-term investments. The difference between assets acquired and liabilities assumed of $5.2 million was capitalized as goodwill and treated as a non-admitted asset.

5. ANNUITY RESERVES AND DEPOSIT LIABILITIES

Annuity reserves and deposit liabilities withdrawal characteristics as of December 31, 1996 are as follows:

($ IN THOUSANDS)
                                                                                     PERCENT
                                                                    AMOUNT           OF TOTAL
                                                                    --------         --------

Subject to discretionary withdrawal with adjust-
  ment, at book value less surrender charge                         $362,603            72%

Subject to discretionary withdrawal without adjust-
  ment, at book value (minimal or no charge)                         107,453            21

Not subject to discretionary withdrawal provision                     32,205             7
                                                                    --------           ---

Total annuity actuarial reserves and deposit
  fund liabilities                                                  $502,261           100%
                                                                    ========           ===

6. FEDERAL INCOME TAXES

Under a tax sharing agreement between the Company and other members of the Group, Acacia Mutual reimburses or receives from the Company an amount representing the taxes that would have been paid or refunded had the Company filed a separate income tax return.

Under the statutes in effect before the Deficit Reduction Act of 1984, a portion of "net income" was not subject to current income taxation for stock life insurance companies, but was accumulated for tax purposes in a memorandum tax account. The 1984 Act prohibited any additions to the memorandum tax account after 1983. The balance in this account for the Company was $6.6 million at December 31, 1996 and 1995. In the event that either cash distributions from the Company to Acacia Mutual or the balance in the memorandum tax account exceeds certain stated minimums, such amounts distributed would become subject to federal income taxes at rates then in effect.

The statute of limitations has closed with respect to all tax years prior to 1992. The Company is currently under examination by the Internal Revenue Service for the tax years 1992 through 1994. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

7. OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an agreement whereby Acacia Mutual provides such services and facilities as are necessary for the operation of the Company. Net amounts payable to Acacia Mutual at December 31, 1996 and 1995 are $5.5 million and $647 thousand, respectively, and are included in other liabilities.

8. CONTINGENCIES

LITIGATION AND UNASSERTED CLAIMS

The Company is involved in various lawsuits that have arisen in the ordinary course of business. Management believes that its defenses are meritorious and the eventual outcome of these lawsuits will not have a material effect on the Company's financial position.

The Company is also subject to insurance guaranty laws in the states in which it does business. Periodically, the Company is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. The Company has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to that date. Because of the many uncertainties regarding the amounts that will be assessed against the Company, the ultimate assessments may vary from the estimated liability included in the accompanying financial statements.

Assessments accrued, net of expected premium tax offsets, at December 31, 1996 and 1995 were $736 thousand and $805 thousand, respectively.

DIVIDEND RESTRICTIONS

Statutory requirements place limitations on the maximum amount of annual dividends and other distributions which can be remitted by the Company to its shareholder without prior approval of the appropriate state insurance commissione, which is currently the lesser of 10% of capital and surplus or prior year net gain from operations.

9. STOCKHOLDER'S EQUITY

The Board of Directors amended the Articles of Incorporation of the Company during 1995 to increase the par value of each share of the Company's common stock from $100 to $105 and then from $105 to $170. The impact of this change increased total common stock $1.05 million with a corresponding decrease to additional paid-in capital for 1995.

During 1996, the Company received a $6 million capital contribution from Mutual and also issued to Mutual $6 million of 8% non-voting, non-cumulative preferred stock at par.

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (IN THOUSANDS)


INVESTMENT INCOME EARNED
     Government bonds                                                                  $7,163
     Other bonds (unaffiliated)                                                        37,769
     Bonds of Affiliates                                                                  ---
     Preferred stocks (unaffiliated)                                                       81
     Preferred stocks of affiliates                                                       ---
     Common stocks (unaffiliated)                                                          54
     Common stocks of affiliates                                                          ---
     Mortgage loans                                                                         4
     Real estate                                                                          ---
     Premium notes, policy loans and liens                                                436
     Collateral loans                                                                     ---
     Cash on hand and on deposit                                                          ---
     Short-term investments                                                             1,431
     Other invested assets                                                                ---
     Derivative instruments                                                               ---
     Aggregate write-ins for investment income                                            113
                                                                               ---------------
     Gross investment income                                                          $47,051
                                                                               ===============

REAL ESTATE OWNED - BOOK VALUE LESS ENCUMBRANCES                                          ---
                                                                               ===============

MORTGAGE LOANS - BOOK VALUE:
     Farm mortgages                                                                       ---
     Residential mortgages                                                                $47
     Commercial mortgages                                                                 ---
                                                                               ---------------
     Total mortgage loans                                                                 $47
                                                                               ===============

MORTGAGE LOANS BY STANDING - BOOK VALUE:
     Good standing                                                                        $47
                                                                               ===============
     Good standing with restructured terms                                                ---
                                                                               ===============
     Interest overdue more than three months,  not in foreclosure                         ---
                                                                               ===============
     Foreclosure in process                                                               ---
                                                                               ===============

OTHER LONG TERM ASSETS - STATEMENT VALUE                                                 $412
                                                                               ===============

COLLATERAL LOANS                                                                          ---
                                                                               ===============

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES - BOOK VALUE:
     Bonds                                                                                ---
                                                                               ===============
     Preferred stocks                                                                     ---
                                                                               ===============
     Common stocks                                                                        ---
                                                                               ===============

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (IN THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:

BONDS AND SHORT-TERM INVESTMENTS BY MATURITY - STATEMENT VALUE
     Due within one year                                                                      $42,171
     Over 1 year through 5 years                                                              143,404
     Over 5 years through 10 years                                                            242,631
     Over 10 years through 20 years                                                           108,786
     Over 20 years                                                                             74,521
                                                                                       ---------------
     Total by Maturity                                                                       $611,513
                                                                                       ===============

BONDS AND SHORT-TERM INVESTMENTS BY CLASS - STATEMENT VALUE
     Class 1                                                                                 $367,154
     Class 2                                                                                  226,294
     Class 3                                                                                   15,374
     Class 4                                                                                    2,691
     Class 5                                                                                      ---
     Class 6                                                                                      ---
                                                                                       ---------------
     Total by Class                                                                          $611,513
                                                                                       ===============

TOTAL BONDS AND SHORT-TERM INVESTMENTS PUBLICLY TRADED                                       $586,504
                                                                                       ===============
TOTAL BONDS AND SHORT-TERM INVESTMENTS PRIVATELY PLACED                                       $25,009
                                                                                       ===============
PREFERRED STOCKS - STATEMENT VALUE                                                               $805
                                                                                       ===============
COMMON STOCKS - MARKET VALUE                                                                   $1,600
                                                                                       ===============
SHORT-TERM INVESTMENTS - BOOK VALUE                                                           $15,119
                                                                                       ===============
FINANCIAL OPTIONS OWNED - STATEMENT VALUE                                                         ---
                                                                                       ===============
FINANCIAL OPTIONS WRITTEN AND IN-FORCE - STATEMENT VALUE                                          ---
                                                                                       ===============
FINANCIAL FUTURES CONTRACTS OPEN - CURRENT PRICE                                                  ---
                                                                                       ===============
CASH ON DEPOSIT                                                                                $1,127
                                                                                       ===============

LIFE INSURANCE IN FORCE:
     Industrial                                                                                  ----
                                                                                       ===============
     Ordinary                                                                              $1,174,417
                                                                                       ===============
     Credit Life                                                                                 ----
                                                                                       ===============
     Group Life                                                                                  ----
                                                                                       ===============

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES                        $109,161
                                                                                       ===============

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE
     Industrial                                                                                  ----
                                                                                       ===============
     Ordinary                                                                                    $637
                                                                                       ===============
     Credit Life                                                                                 ----
                                                                                       ===============
     Group Life                                                                                  ----
                                                                                       ===============

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1996
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (IN THOUSANDS)


SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary - Not Involving Life Contingencies
     Amount on Deposit                                                                         $3,348
                                                                                       ===============
     Income Payable                                                                           $16,284
                                                                                       ===============

Ordinary - Involving Life Contingencies
     Income Payable                                                                            $9,893
                                                                                       ===============

Group - Not Involving Life Contingencies
     Amount on Deposit                                                                           ----
     Income Payable                                                                              ----
                                                                                       ===============

Group - Involving Life Contingencies
     Income Payable                                                                              ----
                                                                                       ===============

ANNUITIES -- ORDINARY
     Immediate - Amount of Income Payable                                                        $719
                                                                                       ===============
     Deferred - Fully Paid - Account Balance                                                 $404,117
                                                                                       ===============
     Deferred - Not Fully Paid - Account Balance                                              $50,666
                                                                                       ===============

ANNUITIES -- GROUP
     Amount of Income Payable                                                                     $21
                                                                                       ===============
     Fully Paid - Account Balance                                                                ----
                                                                                       ===============
     Not Fully Paid - Account Balance                                                            $311
                                                                                       ===============

ACCIDENT AND HEALTH INSURANCE - PREMIUM IN FORCE:
     Ordinary                                                                                    ----
                                                                                       ===============
     Group                                                                                       ----
                                                                                       ===============
     Credit                                                                                      ----
                                                                                       ===============

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
     Deposits Funds - Account Balance                                                         $25,659
                                                                                       ===============
     Dividend Accumulations - Account Balance                                                    ----
                                                                                       ===============

CLAIM PAYMENTS - YEAR ENDED DECEMBER 31, 1996:
     Group Accident and Health
     1996                                                                                        ----
                                                                                       ===============
     1995                                                                                        ----
                                                                                       ===============
     1994                                                                                        ----
                                                                                       ===============

     Other Accident and Health
     1996                                                                                        ----
                                                                                       ===============
     1995                                                                                        ----
                                                                                       ===============
     1994                                                                                        ----
                                                                                       ===============

     Other Coverage that use developmental methods to calculate claims reserves
     1996                                                                                        ----
                                                                                       ===============
     1995                                                                                        ----
                                                                                       ===============
     1994                                                                                        ----
                                                                                       ===============


AUDITED FINANCIAL STATEMENTS


ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I


DECEMBER 31, 1996 AND 1995






Report of Independent Accountants.......................................1
Statement of Assets and Liabilities.....................................2
Statement of Operations and Changes in Net Assets.................... 3-4
Notes to the Financial Statements.....................................5-8

REPORT OF INDEPENDENT ACCOUNTANTS


Contract Owners and Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statements of assets and liabilities of the following subaccounts of the Acacia National Variable Life Insurance Separate Account I: The Acacia Capital Corporation Calvert Responsibly Invested Money Market Portfolio (Calvert Money Market Portfolio), Acacia Capital Corporation Calvert Responsibly Invested Balanced Growth Portfolio (Calvert Balanced Portfolio), Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio (Calvert Strategic Growth Portfolio), The Alger American Growth Portfolio, The Alger American Mid Cap Growth Portfolio, The Alger American Small Capitalization Portfolio, Dreyfus Stock Index Fund, Neuberger & Berman Advisors Management Trust Limited Maturity Bond Portfolio, Neuberger & Berman Advisors Management Trust Growth Portfolio, Strong Advantage Fund II, Strong Asset Allocation Fund II, Strong International Stock Fund II, Strong Discovery Fund II and Van Eck Worldwide Hard Assets Fund as of December 31, 1996, and the related statements of operations and changes in net assets for the year ended December 31,1996 and the period December 1, 1995 (inception) to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the following subaccounts of the Acacia National Variable Life Insurance Separate Account I: The Calvert Money Market Portfolio, Calvert Balanced Portfolio, Calvert Strategic Growth Portfolio, The Alger American Growth Portfolio, The Alger American Mid Cap Growth Portfolio, The Alger American Small Capitalization Portfolio, Dreyfus Stock Index Fund, Neuberger & Berman Advisors Management Trust Limited Maturity Bond Portfolio, Neuberger & Berman Advisors Management Trust Growth Portfolio, Strong Advantage Fund II, Strong Asset Allocation Fund II, Strong International Stock Fund II, Strong Discovery Fund II and Van Eck Worldwide Hard Assets Fund as of December 31, 1996, and results of their operations and changes in net assets for the year ended December 31, 1996 and the period December 1, 1995 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.

Washington, D.C.
March 14, 1997

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES




                                                                       DECEMBER 31, 1996
                                           -----------------------------------------------------------------------------

                                              CALVERT        CALVERT        CALVERT
                                               MONEY         BALANCED      STRATEGIC         ALGER          ALGER
                                              MARKET        PORTFOLIO        GROWTH         GROWTH         MID CAP
                                           --------------  -------------  -------------  --------------  -------------
ASSETS
      Investments, identified costs             $146,226         $2,970        $20,335        $306,295        $87,058
                                           ==============  =============  =============  ==============  =============
      Investments, at market                    $146,226         $2,832        $20,496        $321,154        $90,539
                                           ==============  =============  =============  ==============  =============
            Number of shares                     146,226          1,596          1,399           9,355          4,241
                                           ==============  =============  =============  ==============  =============
      Net Assets                                $146,226         $2,832        $20,496        $321,154        $90,539
                                           ==============  =============  =============  ==============  =============


ACCUMULATION UNITS
      NUMBER OF UNITS                            138,906            251          1,482          28,351          8,066
                                           ==============  =============  =============  ==============  =============


NET ASSET VALUE PER
      ACCUMULATION UNIT
            DECEMBER 31, 1996                      $1.05         $11.28         $13.83          $11.33         $11.22
                                           ==============  =============  =============  ==============  =============

            DECEMBER 31, 1995                        ---            ---         $10.29            ---          $10.03
                                           ==============  =============  =============  ==============  =============


                                                    DECEMBER 31, 1996
                                           --------------------------------

                                                                DREYFUS
                                                 ALGER           STOCK
                                               SMALL CAP         INDEX
                                            ---------------- --------------
ASSETS
      Investments, identified costs                $400,063       $522,059
                                            ================ ==============
      Investments, at market                       $403,594       $551,426
                                            ================ ==============
            Number of shares                          9,865         27,094
                                            ================ ==============
      Net Assets                                   $403,594       $551,426
                                            ================ ==============


ACCUMULATION UNITS
      NUMBER OF UNITS                                38,887         45,236
                                            ================ ==============


NET ASSET VALUE PER
      ACCUMULATION UNIT
            DECEMBER 31, 1996                        $10.38         $12.19
                                            ================ ==============

            DECEMBER 31, 1995                         ---            $9.95
                                            ================ ==============


SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES



                                                                        DECEMBER 31, 1996
                                         ---------------------------------------------------------------------------------

                                            NEUBERGER        NEUBERGER         STRONG          STRONG         STRONG
                                             & BERMAN         & BERMAN       ADVANTAGE         ASSET           INT'L
                                               BOND            GROWTH           FUND         ALLOCATION        STOCK
                                         ----------------- --------------- --------------- --------------- ---------------
ASSETS
      Investments, identified costs              $200,965        $172,113          $9,995         $89,388       $441,085
                                         ================= =============== =============== =============== ==============
      Investments, at market                     $205,492        $181,110          $9,910         $87,080       $443,363
                                         ================= =============== =============== =============== ==============
            Number of shares                       14,626           7,025             988           8,446         39,463
                                         ================= =============== =============== =============== ==============
      Net Assets                                 $205,492        $181,110          $9,910         $87,080       $443,363
                                         ================= =============== =============== =============== ==============


ACCUMULATION UNITS
      NUMBER OF UNITS                              19,571          16,990             984           7,816         39,763
                                         ================= =============== =============== =============== ==============


NET ASSET VALUE PER
      ACCUMULATION UNIT
            DECEMBER 31, 1996                      $10.50          $10.66          $10.07          $11.14         $11.15
                                         ================= =============== =============== =============== ==============

            DECEMBER 31, 1995                         ---           $9.77             ---             ---         $10.10
                                         ================= =============== =============== =============== ==============



                                              DECEMBER 31, 1996
                                         ---------------------------

                                                         VAN ECK
                                           STRONG          HARD
                                          DISCOVERY       ASSETS
                                         ------------- -------------
ASSETS
      Investments, identified costs           $75,099       $83,495
                                          ============ =============
      Investments, at market                  $76,961       $87,997
                                          ============ =============
            Number of shares                    7,126         5,262
                                          ============ =============
      Net Assets                              $76,961       $87,997
                                          ============ =============


ACCUMULATION UNITS
      NUMBER OF UNITS                           7,708         7,560
                                          ============ =============


NET ASSET VALUE PER
      ACCUMULATION UNIT
            DECEMBER 31, 1996                   $9.98        $11.64
                                          ============ =============

            DECEMBER 31, 1995                   $9.90         $9.86
                                          ============ =============



SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                        FOR THE YEAR ENDED DECEMBER 31, 1996
                                                         -----------------------------------------------------------------
                                                           CALVERT      CALVERT    CALVERT
                                                            MONEY      BALANCED   STRATEGIC       ALGER         ALGER
                                                            MARKET     PORTFOLIO    GROWTH        GROWTH       MID CAP
                                                         ------------- ---------- -----------  -------------  -----------
OPERATIONS:
     Investment Income
        Dividends                                              $1,630       $213         $64           $934         $146
        Mortality and expense charge                           (2,525)        (6)        (13)          (842)        (255)
                                                         ------------- ---------- -----------  -------------  -----------
           NET INVESTMENT INCOME (LOSS)                          (895)       207          51             92         (109)

     Realized and Unrealized Gains (Losses) on
     Investments:
        Realized gains (losses) from redemption of
          fund shares                                             ---          1         430           (104)      (1,307)
        Unrealized appreciation (depreciation)
          of investments                                          ---       (138)        160         14,859        3,481
                                                         ------------- ---------- -----------  -------------  -----------
           NET GAIN (LOSS) ON INVESTMENTS                         ---       (137)        590         14,755        2,174

           NET INCREASE (DECREASE) IN
           NET ASSETS RESULTING FROM
           OPERATIONS                                            (895)        70         641         14,847        2,065

CAPITAL TRANSACTIONS:
     Transfer of premium                                      816,161        286       3,334        278,552       83,500
     Contract terminations                                     (3,610)       ---         ---            ---          ---
     Policy account value charges                             (58,360)       (67)     (1,740)       (53,632)     (12,263)
     Sub-account transfers                                   (607,070)     2,543      18,243         81,387       17,220
                                                         ------------- ---------- -----------  -------------  -----------

           NET INCREASE IN NET
           ASSETS RESULTING FROM
           CAPITAL TRANSACTIONS                               147,121      2,762      19,837        306,307       88,457
                                                         ------------- ---------- -----------  -------------  -----------
           TOTAL INCREASE IN NET ASSETS                       146,226      2,832      20,478        321,154       90,522

           NET ASSETS, BEGINNING OF THE YEAR                      ---        ---          18            ---           17
                                                         ------------- ---------- -----------  -------------  -----------
           NET ASSETS, AT END OF THE YEAR                    $146,226     $2,832     $20,496       $321,154      $90,539
                                                         ============= ========== ===========  =============  ===========

UNITS ISSUED AND REDEEMED
     Beginning balance                                            ---        ---           2            ---            2
     Units issued                                             977,173        257       1,962         38,131       11,514
     Units redeemed                                           838,267          6         482          9,780        3,450
                                                         ------------- ---------- -----------  -------------  -----------
     Ending balance                                           138,906        251       1,482         28,351        8,066
                                                         ============= ========== ===========  =============  ===========


                                                       FOR THE YEAR ENDED DECEMBER 31, 1996
                                                       ------------------------------------
                                                                            DREYFUS
                                                             ALGER           STOCK
                                                           SMALL CAP         INDEX
                                                          -------------  --------------
OPERATIONS:
     Investment Income
        Dividends                                                 $160         $11,429
        Mortality and expense charge                            (1,053)         (1,417)
                                                          -------------  --------------
           NET INVESTMENT INCOME (LOSS)                           (893)         10,012

     Realized and Unrealized Gains (Losses) on
     Investments:
        Realized gains (losses) from redemption of
          fund shares                                           (1,177)          2,674
        Unrealized appreciation (depreciation)
          of investments                                         3,531          29,363
                                                          -------------  --------------
           NET GAIN (LOSS) ON INVESTMENTS                        2,354          32,037

           NET INCREASE (DECREASE) IN
           NET ASSETS RESULTING FROM
           OPERATIONS                                            1,461          42,049

CAPITAL TRANSACTIONS:
     Transfer of premium                                       347,283         467,059
     Contract terminations                                         ---             ---
     Policy account value charges                              (61,314)        (74,883)
     Sub-account transfers                                     116,164         115,387
                                                          -------------  --------------

           NET INCREASE IN NET
           ASSETS RESULTING FROM
           CAPITAL TRANSACTIONS                                402,133         507,563
                                                          -------------  --------------
           TOTAL INCREASE  IN NET ASSETS                       403,594         549,612

           NET ASSETS, BEGINNING OF THE YEAR                       ---           1,814
                                                          -------------  --------------
           NET ASSETS, AT END OF THE YEAR                     $403,594        $551,426
                                                          =============  ==============

UNITS ISSUED AND REDEEMED
     Beginning balance                                             ---             182
     Units issued                                               50,998          58,200
     Units redeemed                                             12,111          13,146
                                                          -------------  --------------
     Ending balance                                             38,887          45,236
                                                          =============  ==============


SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                           FOR THE YEAR ENDED DECEMBER 31, 1996
                                                         -------------------------------------------------------------------------
                                                          NEUBERGER    NEUBERGER    STRONG     STRONG       STRONG
                                                          & BERMAN     & BERMAN    ADVANTAGE    ASSET        INT'L       STRONG
                                                            BOND        GROWTH       FUND     ALLOCATION      STOCK     DISCOVERY
                                                         ------------ ------------ --------- ------------ ------------ -----------
OPERATIONS:
    Investment Income
        Dividends                                                ---          ---        $74      $5,750         $883      $1,846
        Mortality and expense charge                           ($561)       ($488)       (32)       (241)      (1,189)       (174)
                                                         ------------ ------------ ----------- ---------- ------------ -----------
          NET INVESTMENT INCOME (LOSS)                          (561)        (488)        42       5,509         (306)      1,672

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                            205         (830)         1         238          878      (1,036)
        Unrealized appreciation (depreciation)
          of investments                                       4,527        8,997        (85)     (2,308)       2,278       1,862
                                                         ------------ ------------ ----------- ---------- ------------ -----------
          NET GAIN (LOSS) ON INVESTMENTS                       4,732        8,167        (84)     (2,070)       3,156         826

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                           4,171        7,679        (42)      3,439        2,850       2,498

CAPITAL TRANSACTIONS:
    Transfer of premium                                      185,490      161,291     10,632      79,588      393,723      58,715
    Contract terminations                                        ---          ---        ---         ---          ---         ---
    Policy account value charges                             (27,407)     (27,362)      (808)     (8,635)     (63,486)    (13,702)
    Sub-account transfers                                     43,238       39,485        128      12,688      110,253      29,439
                                                         ------------ ------------ ----------- ---------- ------------ -----------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                               201,321      173,414      9,952      83,641      440,490      74,452
                                                         ------------ ------------ ----------- ---------- ------------ -----------
          TOTAL INCREASE IN NET ASSETS                       205,492      181,093      9,910      87,080      443,340      76,950

          NET ASSETS, BEGINNING OF THE YEAR                      ---           17        ---         ---           23          11
                                                         ------------ ------------ ----------- ---------- ------------ -----------
          NET ASSETS, AT END OF THE YEAR                    $205,492     $181,110     $9,910     $87,080     $443,363     $76,961
                                                         ============ ============ =========== ========== ============ ===========

UNITS ISSUED AND REDEEMED
    Beginning balance                                            ---            2        ---         ---            2           1
    Units issued                                              23,977       21,957      1,081       9,163       50,321      10,758
    Units redeemed                                             4,406        4,969         97       1,347       10,560       3,051
                                                         ------------ ------------ ----------- ---------- ------------ -----------
    ENDING BALANCE                                            19,571       16,990        984       7,816       39,763       7,708
                                                         ============ ============ =========== ========== ============ ===========



                                              FOR THE YEAR ENDED DECEMBER 31, 1996
                                              ------------------------------------
                                                           VAN ECK
                                                             HARD
                                                            ASSETS
                                                          -----------
OPERATIONS:
    Investment Income
        Dividends                                                ---
        Mortality and expense charge                           ($244)
                                                          -----------
          NET INVESTMENT INCOME (LOSS)                          (244)

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                         (1,312)
        Unrealized appreciation (depreciation)
          of investments                                       4,499
                                                          -----------
          NET GAIN (LOSS) ON INVESTMENTS                       3,187

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                           2,943

CAPITAL TRANSACTIONS:
    Transfer of premium                                       77,901
    Contract terminations                                        ---
    Policy account value charges                             (12,527)
    Sub-account transfers                                     18,762
                                                          -----------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                                84,136
                                                          -----------
          TOTAL INCREASE IN NET ASSETS                        87,079

          NET ASSETS, BEGINNING OF THE YEAR                      918
                                                          -----------
          NET ASSETS, AT END OF THE YEAR                     $87,997
                                                          ===========

UNITS ISSUED AND REDEEMED
    Beginning balance                                             93
    Units issued                                              10,494
    Units redeemed                                             3,027
                                                          -----------
    ENDING BALANCE                                             7,560
                                                          ===========



SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS




                                                            FOR THE PERIOD DECEMBER 1, 1995 (INCEPTION) TO DECEMBER 31, 1995
                                                           ------------------------------------------------------------------
                                                             CALVERT      CALVERT      CALVERT
                                                              MONEY       BALANCED    STRATEGIC      ALGER        ALGER
                                                              MARKET     PORTFOLIO      GROWTH      GROWTH       MID CAP
                                                           ------------- ------------ ------------ ----------- --------------
OPERATIONS:
Investment Income
    Dividends                                                        $3          ---          ---         ---           ---
    Mortality and expense charge                                    ---          ---          ---         ---           ---
                                                           ------------- ------------ ------------ ----------- -------------
        NET INVESTMENT INCOME (LOSS)                                  3          ---          ---         ---           ---

    Realized and Unrealized Gains (Losses) on
    Investments:
       Realized gains (losses) from redemption of
         fund shares                                                ---          ---          ---         ---           ---

    Net unrealized appreciation (depreciation)
    of investments                                                  ---          ---            1         ---           ---
                                                           ------------- ------------ ------------ ----------- -------------
        NET GAIN (LOSS) ON INVESTMENTS                              ---          ---            1         ---           ---

        NET INCREASE (DECREASE) IN
        NET ASSETS RESULTING FROM
        OPERATIONS                                                    3            0            1           0             0

CAPITAL TRANSACTIONS:
    Transfer of premium                                           2,744          ---           29         ---            29
    Policy account value charges                                    (74)         ---          (12)        ---           (12)
    Sub-account transfers                                        (2,673)         ---          ---         ---           ---
                                                           ------------- ------------ ------------ ----------- -------------

        NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM
        CAPITAL TRANSACTIONS                                         (3)         ---           17         ---            17
                                                           ------------- ------------ ------------ ----------- -------------
        TOTAL INCREASE IN NET ASSETS                                ---          ---           18         ---            17

        NET ASSETS, AT INCEPTION                                    ---          ---          ---         ---           ---
                                                           ------------- ------------ ------------ ----------- -------------
        NET ASSETS, AT END OF THE YEAR                              ---          ---          $18         ---           $17
                                                           ============= ============ ============ =========== =============


UNITS ISSUED AND REDEEMED
    Beginning balance                                               ---          ---          ---         ---           ---
    Units issued                                                    ---          ---            2         ---             2
    Units redeemed                                                  ---          ---          ---         ---           ---
                                                           ------------- ------------ ------------ ----------- -------------
    ENDING BALANCE                                                  ---          ---            2         ---             2
                                                           ============= ============ ============ =========== =============


                                                       FOR THE PERIOD DECEMBER 1, 1995
                                                       (INCEPTION) TO DECEMBER 31, 1995
                                                       --------------------------------
                                                                          DREYFUS
                                                              ALGER        STOCK
                                                            SMALL CAP      INDEX
                                                           -------------- ----------
OPERATIONS:
Investment Income
    Dividends                                                        ---        $23
    Mortality and expense charge                                     ---         (1)
                                                           -------------- ----------
        NET INVESTMENT INCOME (LOSS)                                 ---         22

    Realized and Unrealized Gains (Losses) on
    Investments:
       Realized gains (losses) from redemption of
         fund shares                                                 ---        ---

    Net unrealized appreciation (depreciation)
    of investments                                                   ---          4
                                                           -------------- ----------
        NET GAIN (LOSS) ON INVESTMENTS                               ---          4

        NET INCREASE (DECREASE) IN
        NET ASSETS RESULTING FROM
        OPERATIONS                                                     0         26

CAPITAL TRANSACTIONS:
    Transfer of premium                                              ---         39
    Policy account value charges                                     ---        (15)
    Sub-account transfers                                            ---      1,764
                                                           -------------- ----------

        NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM
        CAPITAL TRANSACTIONS                                         ---      1,788
                                                           -------------- ----------
        TOTAL INCREASE IN NET ASSETS                                 ---      1,814

        NET ASSETS, AT INCEPTION                                     ---        ---
                                                           -------------- ----------
        NET ASSETS, AT END OF THE YEAR                               ---     $1,814
                                                           ============== ==========


UNITS ISSUED AND REDEEMED
    Beginning balance                                                ---        ---
    Units issued                                                     ---        182
    Units redeemed                                                   ---        ---
                                                           -------------- ----------
    ENDING BALANCE                                                   ---        182
                                                           ============== ==========


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS




                                                            FOR THE PERIOD DECEMBER 1, 1995 (INCEPTION) TO DECEMBER 31, 1995
                                                          --------------------------------------------------------------------

                                                            NEUBERGER     NEUBERGER       STRONG        STRONG      STRONG
                                                            & BERMAN       & BERMAN      ADVANTAGE       ASSET       INT'L
OPERATIONS:                                                   BOND          GROWTH         FUND       ALLOCATION     STOCK
                                                          -------------- -------------- ------------- ------------- ---------
Investment Income
    Dividends                                                       ---            ---           ---           ---       ---
    Mortality and expense charge                                    ---            ---           ---           ---       ---
                                                          -------------- -------------- ------------- ------------- ---------
        NET INVESTMENT INCOME (LOSS)                                ---            ---           ---           ---       ---

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                               ---            ---           ---           ---       ---

    Net unrealized appreciation (depreciation)
    of investments                                                  ---            ---           ---           ---       ---
                                                          -------------- -------------- ------------- ------------- ---------
        NET GAIN (LOSS) ON INVESTMENTS                              ---            ---           ---           ---       ---

        NET INCREASE (DECREASE) IN
        NET ASSETS RESULTING FROM
        OPERATIONS                                                    0              0             0             0         0

CAPITAL TRANSACTIONS:
    Transfer of premium                                             ---             29           ---           ---        39
    Policy account value charges                                    ---            (12)          ---           ---       (16)
    Sub-account transfers                                           ---            ---           ---           ---       ---
                                                          -------------- -------------- ------------- ------------- ---------

        NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM
        CAPITAL TRANSACTIONS                                        ---             17           ---           ---        23
                                                          -------------- -------------- ------------- ------------- ---------
        TOTAL INCREASE IN NET ASSETS                                ---             17           ---           ---        23

        NET ASSETS, AT INCEPTION                                    ---            ---           ---           ---       ---
                                                          -------------- -------------- ------------- ------------- ---------
        NET ASSETS, AT END OF THE YEAR                              ---            $17           ---           ---       $23
                                                          ============== ============== ============= ============= =========


UNITS ISSUED AND REDEEMED
    Beginning balance                                               ---            ---           ---           ---       ---
    Units Issued                                                    ---              2           ---           ---         2
    Units redeemed                                                  ---            ---           ---           ---       ---
                                                          -------------- -------------- ------------- ------------- ---------
    ENDING BALANCE                                                  ---              2           ---           ---         2
                                                          ============== ============== ============= ============= =========


                                       FOR THE PERIOD DECEMBER 1, 1995 (INCEPTION) TO DECEMBER 31, 1995
                                       ----------------------------------------------------------------

                                                                          VAN ECK
                                                             STRONG         HARD
OPERATIONS:                                                 DISCOVERY      ASSETS
                                                          -------------- ------------
Investment Income
    Dividends                                                       ---          ---
    Mortality and expense charge                                    ---           (1)
                                                          -------------- ------------
        NET INVESTMENT INCOME (LOSS)                                ---           (1)

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                               ---          ---

    Net unrealized appreciation (depreciation)
    of investments                                                  ---            3
                                                          -------------- ------------
        NET GAIN (LOSS) ON INVESTMENTS                              ---            3

        NET INCREASE (DECREASE) IN
        NET ASSETS RESULTING FROM
        OPERATIONS                                                    0            2

CAPITAL TRANSACTIONS:
    Transfer of premium                                              19           10
    Policy account value charges                                     (8)          (3)
    Sub-account transfers                                           ---          909
                                                          -------------- ------------

        NET INCREASE (DECREASE) IN NET
        ASSETS RESULTING FROM
        CAPITAL TRANSACTIONS                                         11          916
                                                          -------------- ------------
        TOTAL INCREASE IN NET ASSETS                                 11          918

        NET ASSETS, AT INCEPTION                                    ---          ---
                                                          -------------- ------------
        NET ASSETS, AT END OF THE YEAR                              $11         $918
                                                          ============== ============


UNITS ISSUED AND REDEEMED
    Beginning balance                                               ---          ---
    Units Issued                                                      1           93
    Units redeemed                                                  ---          ---
                                                          -------------- ------------
    ENDING BALANCE                                                    1           93
                                                          ============== ============



SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996 AND 1995


1. NATURE OF OPERATIONS

The Acacia National Variable Life Insurance Separate Account I (the Account) began operations on December 1, 1995 as a separate investment account within Acacia National Life Insurance Company (the Company) to receive and invest net premiums paid under a flexible premium variable life insurance policy (the Policy). The Policy allows for flexible premium deposits, as payments may be made with varying amounts and frequency within stated limitations. The primary purpose of the policy is to provide life insurance protection in the event of the insured's death.

The Company is a member of the Acacia Group which includes Acacia Mutual Life Insurance Company and its other wholly-owned subsidiaries: Acacia Financial Corporation and its subsidiaries, Acacia Federal Savings Bank F.S.B., Calvert Group, Ltd. and The Advisors Group, Inc.

Assets of the Account are the property of the Company. However, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The Account operates and is registered as a unit investment trust under the Investment Company Act of 1940. The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies.

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. SEPARATE ACCOUNT ASSETS

The Account has fourteen separate sub-accounts which are invested as directed by the contract owner. The fourteen sub-accounts of the Account are: Calvert Money Market Portfolio, Calvert Strategic Growth Portfolio, Calvert Balanced Portfolio, The Alger American Growth Portfolio, The Alger American Mid Cap Growth Portfolio, The Alger American Small Capitalization Portfolio, Dreyfus Stock Index Fund, The Neuberger & Berman Advisors Management Trust Limited Maturity Bond Portfolio, The Neuberger & Berman Advisors Management Trust Growth Portfolio, Strong Advantage Fund II, Strong Asset Allocation Fund II, Strong International Stock Fund II, Strong Discovery Fund II and Van Eck Worldwide Hard Assets Fund (formerly Van Eck Gold and Natural Resources Portfolio). The Account purchases shares of each of the sub-accounts subject to the terms of the Participation Agreements between the Company and the sub-accounts. Shares of each sub-account are offered at a price equal to their respective net asset values per share, without sales charge, which represents their fair value. Calvert Asset Management Company, Inc., an indirectly wholly-owned subsidiary of Acacia Financial Corporation, serves as an investment advisor to The Calvert Money Market Portfolio, Calvert Balanced Portfolio and Calvert Strategic Growth Portfolio.

In addition to the fourteen separate sub-accounts, a contract owner may also allocate net premiums to the General Account, which is part of the Company. Because of exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in the preparation of the financial statements in conformity with generally accepted accounting principles.

INVESTMENTS VALUATION

Investments are stated at market value which is the net asset value of each of the respective funds. Net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the sub-accounts.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

FEDERAL INCOME TAXES

The Company is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Account is a part of the Company's total operations and is not taxed separately. Under existing law, no taxes are payable on investment income or realized capital gains of the Account credited to the policies. Accordingly, the Company does not intend to make any charge to the Account for company income taxes. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

4. POLICY CHARGES

The following charges are deducted by the Company from the Account's net assets attributed to each policy:

         Premium Expense Charge: Premiums are reduced by a charge equal to 2.25% of each premium to compensate the Company for expenses associated with state premium taxes of the policy.

         Policy Account Value Charges: The policy account value will be reduced by a monthly deduction equal to the sum of the cost of insurance charge, the cost of any optional insurance benefits added by a rider and a monthly administrative charge equal to $27 per month for the first policy year and $8 each month thereafter. The cost of insurance will vary based upon a number of factors including the face amount of the policy, issue age, attained age and rate class of the insured. The net investment income includes charges for investment management fees and other expenses incurred by the Portfolios.

         Surrender Charges: A surrender charge will be assessed at 30% of premiums received up to target premium, as defined in the prospectus, for years 1-7 decreasing to 10% per year until reaching zero in year 10.

         Partial Surrender Charges: During the surrender charge period for the policy, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater.

         Mortality and Expense Charge: A charge not to exceed an annual rate of .90% for years 1-15, decreasing .05% per year for years 16 and thereafter until the annual rate reaches .45%, of the average daily net asset value of the Account applicable to policies issued when each rate was in effect. These charges are deducted by the Company in return for its assumption of expenses arising from adverse mortality experience and excess administrative expenses in connection with the policies issued.

5.  PURCHASES AND SALES

The following table shows the cost of purchases and proceeds from sales for the year ended December 31,1996 and the period December 1, 1995 (inception) to December 31, 1995 for the sub-accounts.

                                                                                        1996
                                                                                        ----

                                                                   PROCEEDS FROM
                                                                    REINVESTMENT            COST OF          PROCEEDS
                                                                    IN DIVIDENDS           PURCHASES        FROM SALES
                                                                    ------------           ---------        ----------

Calvert Money Market Portfolio                                            $1,630           $1,013,825         $865,453
Calvert Balanced Portfolio                                                   213                2,830               67
Calvert Strategic Growth Portfolio                                            64               26,228            6,168
Alger American Growth Portfolio                                              934              410,477          105,948
Alger American MidCap Growth Portfolio                                       146              124,495           36,438
Alger American Small Capitalization Portfolio                                160              528,077          127,156
Dreyfus Stock Index                                                       11,429              653,737          147,891
Neuberger & Berman Limited Maturity Bond Portfolio                           ---              245,923           45,196
Neuberger & Berman Growth Portfolio                                          ---              223,540           50,730
Strong Advantage Fund II                                                      74               10,867              981
Strong Asset Allocation Fund II                                            5,750               97,733           14,369
Strong International Stock Fund II                                           883              556,109          117,229
Strong Discovery Fund II                                                   1,846              102,744           29,585
Van Eck Worldwide Hard Assets Fund                                           ---              119,090           33,537

                                                                                                1995
                                                                                                ----
                                                                           PROCEEDS FROM
                                                                            REINVESTMENT       COST OF        PROCEEDS
                                                                            IN DIVIDENDS      PURCHASES       FROM SALES
                                                                            ------------      ---------       ----------
Calvert Money Market Portfolio                                                  $3              $2,673          $2,673
Calvert Balanced Portfolio                                                     ---                 ---             ---
Calvert Strategic Growth Portfolio                                             ---                  17             ---
Alger American Growth Portfolio                                                ---                 ---             ---
Alger American MidCap Growth Portfolio                                         ---                  17             ---
Alger American Small Capitalization Portfolio                                  ---                 ---             ---
Dreyfus Stock Index                                                             23               1,810             ---
Neuberger & Berman Limited Maturity Bond Portfolio                             ---                 ---             ---
Neuberger & Berman Growth Portfolio                                            ---                  17             ---
Strong Advantage Fund II                                                       ---                 ---             ---
Strong Asset Allocation Fund II                                                ---                 ---             ---
Strong International Stock Fund II                                             ---                  23             ---
Strong Discovery Fund II                                                       ---                  11             ---
Van Eck Hard Assets Fund                                                       ---                 915             ---